              The Acorn Family of Funds


              Acorn Fund
              Acorn International
              Acorn USA
              Acorn Twenty
              Acorn Foreign Forty


              100% No-Load Funds




              Prospectus

              May 1, 1999


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

              Acorn Investment Trust
              227 West Monroe Street
              Suite 3000
              Chicago, Illinois 60606
              1-800-9-ACORN-9 (1-800-922-6769)



Contents
---------------------------------------------------------------------------------------------------

      2         At a Glance             Acorn Fund                    2
                Fund Objective, Risks,  Acorn International           4
                Fees and Expenses       Acorn USA                     6
                                        Acorn Twenty                  8
                                        Acorn Foreign Forty          10
---------------------------------------------------------------------------------------------------

      12        Management of           Portfolio Managers
                the Funds               Management Fees

      14        How the Funds Invest    The Acorn Investment Philosophy
                                        Securities in which the Funds Invest and Risks
                                        Managing Risk
                                        Year 2000

      18        Your Account            Doing Business with Acorn
                                        Choices for Your Account Registration
                                        How to Buy Shares
                                        How to Sell Shares
                                        Signature Guarantee

      23        Shareholder and         Statements and Reports
                Account Policies        Share Price
                                        Address Changes
                                        General Information Pertaining to all Telephone Transactions
                                        Telephone Exchange Plan and Money Market Funds
                                        Exchange Plan Restrictions
                                        Authorized Agents

      26        Dividends, Capital      Distribution Options
                Gains and Taxes         Taxes
                                        Foreign Income Taxes

      27        Fund Service Providers  Transfer Agent and Custodian
                                        Distributor

      28        Financial Highlights    Acorn Fund
                                        Acorn International
                                        Acorn USA
                                        Acorn Twenty
                                        Acorn Foreign Forty

AT A GLANCE          Acorn Fund



Fund Objective

Acorn Fund seeks to provide long-term growth of capital.

Investment Strategy

Acorn Fund is a diversified mutual fund that invests primarily in the stocks of small- and medium-size companies. The fund generally invests in the stocks of companies around the globe with capitalizations of less than $1 billion with the intention of holding them as they grow and selling them when they become large.

The fund believes that these smaller, less profiled companies may offer higher return potential than the stocks of large companies.

Acorn Fund typically looks for the stocks of companies with:
*  A strong business franchise that offers growth potential.
*  Products and services that give them a competitive advantage.
* A stock price its advisor believes reasonable relative to the assets and earning power of the company.

Acorn Fund is a global fund. It invests the majority of its assets in U.S. companies, but also invests a portion of its holdings in companies outside of the U.S.

You may want to invest if you:
* Are seeking to complement your existing equity holdings with a global growth fund.
* Are seeking a stock fund that emphasizes the less-profiled stocks of small- to medium-sized companies.
*  Are seeking growth of your capital over the long-term (at least 5 years.)

You may not want to invest if you:
*  Are seeking a significant amount of current dividend income.
*  Are unwilling to accept short-term fluctuations in share price.
*  Have short-term investment goals or needs.

Risks of Investing in Acorn Fund

Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

You could lose money on your investment in the fund, or the fund could underperform other investments, if any of the following occurs:
*  The stock market goes down.
*  Small- to mid-cap stocks trail returns of the overall market.
*  The stocks selected for the portfolio do not perform as expected.

Investments in foreign securities may have special risks in addition to those mentioned above, including:
*  Political or economic instability
*  Higher transaction costs
*  Currency exchange rate fluctuations

Acorn Fund
Performance


The following chart and table illustrate annual fund returns for each of the past 10 years as well as a comparison of returns of Acorn Fund, the S&P 500 and the Russell 2000 for the 1-, 5- and 10-year periods ended 12/31/1998.

This information is intended to help you assess the variability of fund returns over the past 10 years (and consequently the potential risks of fund investment).

Total Return
[Bar Graph here]

Total Return        Year
  25%               1989
 (18%)              1990
  47%               1991
  24%               1992
  32%               1993
  (7%)              1994
  21%               1995
  23%               1996
  25%               1997
   6%               1998



Acorn Fund's highest and lowest quarterly returns for the 10 years ended 12/31/1998 were quarters ended
------------------------------------------------------------
highest                            19.3%          3/31/91
lowest                            -23.8%          9/30/90

The fund's past performance is not an indication of future performance.

Average Annual Total Returns for Periods ended 12/31/1998
                                  1 Year   5 Years   10 Years
-------------------------------------------------------------
Acorn Fund                         6.0%     12.7%     16.3%
S&P 500*                          28.6%     24.1%     19.2%
Russell 2000*                     -2.6%     11.9%     12.9%

Acorn Fund's holdings are not identical to the S&P 500, the Russell 2000 or any other market index. Therefore, the performance of the fund will not mirror the returns of any particular index.

*The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses
Fees paid directly from your investment:

Maximum sales charge        None
Deferred sales charge       None
Exchange fee                None
Redemption fee              None

Annual Fund Operating Expenses
Expenses that are deducted from fund assets:
Management fees             .69%
12b-1 fee                   None
Other expenses              .15%
                            ----
Total annual fund
operating expenses          .84%

Example

This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated ending on December 31, 1998, earn a 5% return each year, reinvest all of your dividends and distributions, and that operating expenses remain constant. Your actual costs may be higher or lower.

1 Year              $   86
3 Years             $  268
5 Years             $  466
10 Years            $1,037

AT A GLANCE      Acorn International


Fund Objective

Acorn International seeks to provide long-term growth of capital.


Investment Strategy

Acorn International is a diversified mutual fund that invests primarily in stocks of non-U.S. small- and medium-size companies. The fund generally invests in the stocks of companies based outside of the U.S. (or whose primary business takes place outside of the U.S.) with capitalizations of less than $1 billion with the intention of holding them as they grow and selling them when they become large.

The fund believes that these smaller, less profiled companies--particularly outside of the U.S.-- may offer higher return potential than the stocks of large companies.

Acorn International typically looks for the stocks of companies with:
*  A strong business franchise that offers growth potential.
*  Products and services that give them a competitive advantage.
* A stock price its advisor believes reasonable relative to the assets and earning power of the company.

Acorn International is an international fund and invests the majority (under normal market conditions, at least 75%) of its total assets in the stocks of foreign companies based outside the U.S.

You may want to invest if you:
* Are seeking to diversify your existing equity holdings with a fund that invests in the stocks of companies outside the U.S.
* Are seeking a stock fund that emphasizes the less-profiled stocks of small- to medium-sized companies.
*  Are seeking growth of your capital over the long-term (at least 5 years.)

You may not want to invest if you:
*  Are seeking a significant amount of current dividend income.
*  Are unwilling to accept short-term fluctuations in share price.
*  Have short-term investment goals or needs.

Risks of Investing in Acorn International

Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

You could lose money on your investment in the fund, or the fund could underperform other investments, if any of the following occurs:
*  International stock markets go down.
*  Foreign small- to mid-cap stocks trail returns of the overall market.
*  The stocks selected for the portfolio do not perform as expected.

Investments in foreign securities may have special risks in addition to those mentioned above, including:
*  Political or economic instability
*  Higher transaction costs
*  Currency exchange rate fluctuations

Acorn International
Performance


The following chart and table illustrate annual fund returns for the past 6 years as well as a comparison of returns of Acorn International, the EAFE and EMI for the periods listed.

This information is intended to help you assess the variability of fund returns over the past 6 years (and consequently the potential risks of fund investment).

Total Return
[Bar Graph appears here]

  Year       Return
  1993         49%
  1994         (4%)
  1995          9%
  1996         21%
  1997         .2%
  1998         15%


Acorn International's highest and lowest quarterly returns for the 6 years ended 12/31/1998 were quarters ended
--------------------------------------------------------------
highest                           18.2%            3/31/98
lowest                           -16.1%            9/30/98

The fund's past performance is not an indication of future performance.

Average Annual Total Returns for Periods ended 12/31/1998

                               1 Year    5 Years    since inception*
--------------------------------------------------------------------
Acorn Int'l                    15.4%      7.9%           14.5%
EAFE+                          20.0%      9.2%           11.5%
EMI (world ex-U.S.)+           12.2%      4.5%            7.4%


Acorn International's holdings are not identical to the EAFE, the EMI or any other market index. Therefore, the performance of the fund will not mirror the returns of any particular index.

*Acorn International's inception 9/23/1992. Beginning date for EAFE is
 9/30/1992.
+Morgan Stanley's Europe, Australasia and Far East Index (EAFE) is an unmanaged index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada. EMI (world ex-U.S.) is Salomon Brothers' index of the bottom 20% of institutionally investable capital of countries, selected by Salomon and excluding the U.S.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses
Fees paid directly from your investment:

Maximum sales charge       None
Deferred sales charge      None
Exchange fee               None
Redemption fee             None


Annual Fund Operating Expenses
Expenses that are deducted from fund assets:

Management fees            .82%
12b-1 fee                  None
Other expenses             .30%
                           ----
Total annual fund
operating expenses        1.12%

Example

This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated ending on December 31, 1998, earn a 5% return each year, reinvest all of your dividends and distributions, and that operating expenses remain constant. Your actual costs may be higher or lower.

1 Year              $  114
3 Years             $  356
5 Years             $  617
10 Years            $1,363

AT A GLANCE       Acorn USA


Fund Objective

Acorn USA seeks to provide long-term growth of capital.

Investment Strategy

Acorn USA is a diversified mutual fund that invests primarily in stocks of small- and medium-size U.S. companies. The fund generally invests in the stocks of U.S. companies with capitalizations of less than $1 billion with the intention of holding them as they grow and selling them when they become large.

The fund believes that these smaller, less profiled companies may offer higher return potential than the stocks of large companies.

Acorn USA typically looks for the stocks of companies with:
*  A strong business franchise that offers growth potential.
*  Products and services that give them a competitive advantage.
* A stock price its advisor believes reasonable relative to the assets and earning power of the company.

You may want to invest if you:
* Are seeking to complement your existing domestic equity holdings with a smaller company growth fund.
* Are seeking a stock fund that emphasizes the less-profiled stocks of small- to medium-sized companies.
*  Are seeking growth of your capital over the long-term (at least 5 years.)

You may not want to invest if you:
*  Are seeking a significant amount of current dividend income.
*  Are unwilling to accept short-term fluctuations in share price.
*  Have short-term investment goals or needs.

Risks of Investing in Acorn USA

Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

You could lose money on your investment in the fund, or the fund could underperform other investments, if any of the following occurs:
*  The stock market goes down.
*  Small- to mid-cap stocks trail returns of the overall market.
*  The stocks selected for the portfolio do not perform as expected.

Acorn USA
Performance

The following chart and table illustrate annual fund returns for the past 2 years as well as a comparison of returns of Acorn USA and the Russell 2000 for the periods listed.

This information is intended to help you assess the variability of fund returns over the past 2 years (and consequently the potential risks of fund investment).

Total Return
[Bar Graph appears here]
  Year   Return
  1997     32%
  1998      6%



Acorn USA's highest and lowest quarterly returns for the 2 years ended
 12/31/1998 were

                                         quarters ended
-------------------------------------------------------
highest                      16.0%           6/30/97
lowest                      -19.25%          9/30/98

The fund's past performance is not an indication of future performance.

Average Annual Total Returns for Periods ended 12/31/1998

                                          1 Year   since inception*
-------------------------------------------------------------------
Acorn Fund                                 5.8%         23.5%
Russell 2000 +                            -2.6%         12.0%

Acorn USA's holdings are not identical to the Russell 2000 or any other market index. Therefore, the performance of the fund will not mirror the returns of any particular index.

*Acorn USA's inception on 9/4/1996.

+The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses
Fees paid directly from your investment:

Maximum sales charge         None
Deferred sales charge        None
Exchange fee                 None
Redemption fee               None

Annual Fund Operating Expenses
Expenses that are deducted from fund assets:

Management fees              .94%
12b-1 fee                    None
Other expenses               .26%
                            -----
Total annual fund
operating expenses          1.20%

Example

This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated ending on December 31, 1998, earn a 5% return each year, reinvest all of your dividends and distributions, and that operating expenses remain constant. Your actual costs may be higher or lower.

1 Year              $  122
3 Years             $  381
5 Years             $  660
10 Years            $1,455

AT A GLANCE        Acorn Twenty


Fund Objective

Acorn Twenty seeks long-term growth of capital.


Investment Strategy

Acorn Twenty invests primarily in the stocks of medium- to larger-size U.S. companies. The fund is a non-diversified fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of companies (between 20-25) with market capitalizations of $1 billion to $10 billion, offering the potential to provide above average growth over time.

The fund believes that companies within this capitalization range are less profiled, and may offer higher return potential, than the stocks of companies with capitalizations above $10 billion.

Acorn Twenty typically looks for the stocks of companies with:
*  A strong business franchise that offers growth potential.
*  Products and services that give them a competitive advantage.
* A stock price its advisor believes reasonable relative to the assets and earning power of the company.

You may want to invest if you:
* Are seeking to complement your existing domestic equity holdings with a focused stock fund.
* Are seeking a stock fund that emphasizes the less profiled stocks of medium-to-larger sized companies.
*  Are seeking growth of your capital over the long-term (at least 5 years.)

You may not want to invest if you:
*  Are seeking a significant amount of current dividend income.
* Are unwilling to accept short-term fluctuations in share price or the more volatile returns of a non-diversified fund.
*  Have short-term investment goals or needs.

Risks of Investing in Acorn Twenty

Acorn Twenty is a non-diversified fund. Therefore, each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on the fund's total return, and may make the fund's returns more volatile than a more diversified fund.

Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Mid-cap companies may have a shorter history of operations and a smaller market for their shares. You could lose money on your investment in the fund, or the fund could underperform other investments, if any of the following occurs:
*  The stock market goes down.
*  Mid-cap stocks trail returns of the overall market.
*  The stocks selected for the portfolio do not perform as expected.

Acorn Twenty Performance

Total Return and Average Annual Total Return information is not available for Acorn Twenty because the fund has been in operation less than one full calendar year.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses
Fees paid directly from your investment:

Maximum sales charge         None
Deferred sales charge        None
Exchange fee                 None
Redemption fee               None

Annual Fund Operating Expenses
Expenses that are deducted from fund assets:

Management fees              .90%
12b-1 fee                    None
Other expenses               .93%
                            -----
Total annual fund
operating expenses*         1.83%

*Wanger Asset Management has undertaken to limit Acorn Twenty's annual expenses to 1.35% of its average net assets. This expense limitation undertaking is voluntary and is terminable by either the fund or WAM on 30 days' notice to the other. For the period from commencement of operations on November 23, 1998 through December 31, 1998, the reduction in the fund's expenses was represented by an advisory fee reimbursement of .42% of the fund's average daily net assets and an earnings credit for cash balances maintained with the custodian of .06% of the fund's daily net assets.

Example

This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated ending on December 31, 1998, earn a 5% return each year, reinvest all of your dividends and distributions, and that operating expenses remain constant. Your actual returns and costs may be higher or lower.

1 Year        $186
3 Years       $576

AT A GLANCE        Acorn Foreign Forty


Fund Objective

Acorn Foreign Forty seeks long-term growth of capital.

Investment Strategy

Acorn Foreign Forty invests primarily in the stocks of medium- to larger-size companies based in developed markets outside the U.S. The fund invests in at least three countries. The fund is a non-diversified fund that takes advantage of its advisor's research and stock-picking capabilities to invest in a limited number of foreign companies (between 40-60) with market capitalizations of $1 billion to $10 billion, offering the potential to provide above average growth over time.

The fund believes that companies within this capitalization range are less profiled, and may offer higher return potential, than the stocks of companies with capitalizations above $10 billion.

Acorn Foreign Forty typically looks for the stocks of companies with:
*  A strong business franchise that offers growth potential.
*  Products and services that give them a competitive advantage.
* A stock price its advisor believes reasonable relative to the assets and earning power of the company.

Acorn Foreign Forty is an international fund and invests the majority of its assets in the stocks of foreign companies based in developed markets outside the U.S.

   You may want to invest if you:
* Are seeking to complement your existing equity holdings with an international stock fund.
* Are seeking a stock fund that emphasizes the less-profiled stocks of medium-to-larger sized companies.
*  Are seeking growth of your capital over the long-term (at least 5 years.)

   You may not want to invest if you:
*  Are seeking a significant amount of current dividend income.
* Are unwilling to accept short-term fluctuations in share price or the more volatile returns of a non-diversified fund.
*  Have short-term investment goals or needs.

Risks of Investing in Acorn Foreign Forty

Acorn Foreign Forty is a non-diversified fund that ordinarily holds 40 to 60 stocks. The fund takes larger positions in some of its stocks than others. The performance of each of these larger holdings will have a greater impact on the fund's total returns, and may make the fund's returns more volatile than a more diversified international fund.

Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Mid-cap companies may have a shorter history of operations and a smaller market for their shares.

   You could lose money on your investment in the fund, or the fund could underperform other investments, if any of the following occurs:
*  International stock markets go down.
*  Foreign mid- to large-cap stocks trail returns of the overall market.
*  The stocks selected for the portfolio do not perform as expected.

   Investments in foreign securities may have special risks in addition to those mentioned above, including:
*  Political or economic instability.
*  Higher transaction costs.
*  Currency exchange rate fluctuations.

Acorn Foreign Forty
Performance

Total Return and Average Annual Total Return information is not available for Acorn Foreign Forty because the fund has been in operation less than one full calendar year.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Transaction Expenses
Fees paid directly from your investment:

Maximum sales charge          None
Deferred sales charge         None
Exchange fee                  None
Redemption fee                None

Annual Fund Operating Expenses
Expenses that are deducted from fund assets:

Management fees              .95%
12b-1 fee                    None
Other expenses              1.75%
                            -----
Total annual fund
operating expenses*         2.70%

*Wanger Asset Management has undertaken to limit Acorn Foreign Forty's annual expenses to 1.45% of its average net assets. This expense limitation undertaking is voluntary and is terminable by either the fund or WAM on 30 days' notice to the other. For the period from commencement of operations on November 23, 1998, through December 31, 1998, the reduction in the fund's expenses was represented by an advisory fee reimbursement of .97% of the fund's average daily net assets and an earnings credit for cash balances maintained with the custodian of .28% of the fund's daily net assets.

Example

This example is intended to help you compare the cost of investing in the fund with the costs of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated ending on December 31, 1998, earn a 5% return each year, reinvest all of your dividends and distributions, and that operating expenses remain constant. Your actual returns and costs may be higher or lower.

1 Year        $273
3 Years       $838

Management of the Funds

                    The Acorn Family of Funds is managed by Wanger Asset Management, L.P. (WAM), 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. WAM chooses the funds' investments and handles their business affairs under the direction of the board of trustees. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. WAM manages over $6.4 billion in assets.

                    WAM uses a team approach when managing the funds. The management teams consist of a lead portfolio manager (or co-managers), other WAM portfolio managers, and research analysts. Team members share responsibility for providing ideas, information, and knowledge in managing the funds, and each team member has one or more particular areas of expertise. The lead portfolio manager and co-managers are responsible for making daily portfolio selection decisions, and utilize the management team's input and advice when making buy and sell determinations.

Portfolio Managers  Ralph Wanger
                    Lead portfolio manager, Acorn Fund
                    Ralph Wanger is chief strategist of the Acorn Family of Funds and has been involved in managing all of the funds and developing their investment strategies since each fund began. He has been president and a member of the board of trustees of Acorn Investment Trust (Acorn) since 1970, and is a principal of WAM. He is a Chartered Financial Analyst
                    (CFA), and earned his BS and MS degrees in Industrial Management from the Massachusetts Institute of Technology.


                    Charles P. MCQuaid
                    Co-portfolio manager, Acorn Fund
                    Charles P. MCQuaid is a senior vice president and member of Acorn's board of trustees, and is the director of research and a principal of WAM. Mr. MCQuaid went to work for Acorn in 1978. He is a CFA, and earned his BBA from the University of Massachusetts and his MBA from the University of Chicago.


                    Leah J. Zell
                    Lead portfolio manager, Acorn International
                    Leah Zell is a vice president of Acorn, and a principal of WAM. She has managed Acorn International since its inception in 1992, and was named lead portfolio manager in 1997. She has also worked with Acorn Fund's International securities since 1984. Ms. Zell also manages the foreign portfolio of an investment company whose shares are offered only to non-U.S. investors. She is a CFA and earned her BA from Radcliffe and PHd from Harvard University.


                    Margaret M. Forster
                    Co-portfolio manager, Acorn International
                    Margaret Forster is a vice president of Acorn and became co-portfolio manager of Acorn International in May, 1999. She has been a key member of the international analytical team since 1994 and a principal of WAM since January, 1999. Before joining WAM, Ms. Forster was a professor of finance at Northwestern and Ohio State Universities, and an Economist with the International Monetary Fund. She is a CFA. Her degrees include a BA from Universidade de Sao Paulo, Escola Politecnica, and an MBA, MS and PHd from Cornell University.


                    Robert A. Mohn
                    Lead portfolio manager, Acorn USA
                    Robert Mohn is a vice president of Acorn. He has been a key member of WAM'S domestic analytical team since 1992, and a principal of WAM since 1995. He has managed Acorn USA since its inception in 1996, and also manages a mutual fund

--------------------------------------------------------------------------------
                    underlying variable insurance products and the U.S. portfolio of an investment company whose shares are offered only to non-U.S. Investors. He is a CFA, and holds a BS from Stanford University and an MBA from the University of Chicago.


                    Marcel P. Houtzager
                    Lead portfolio manager, Acorn Foreign Forty
                    Marcel Houtzager is a vice president of Acorn, and has managed Acorn Foreign Forty since its inception in 1998. He has been a key member of WAM's international analytical team since 1992, and a principal of WAM since 1995. Mr. Houtzager also manages an international mutual fund underlying variable insurance products and the foreign portfolio of an investment company whose shares are offered only to non-U.S. investors. He is a CFA and a CPA, and earned his BA from Pomona College and his MBA from the University of California at Berkeley.


                    John H. Park
                    Co-portfolio manager, Acorn Twenty
                    John Park is a vice president of Acorn, and has co-managed Acorn Twenty since its inception in 1998. He has been a key member of WAM's domestic investment team since 1993, and a principal of WAM since 1998. Mr. Park is also co-manager of a mutual fund underlying variable insurance products. He is a CFA and earned both his BA and MBA degrees from the University of Chicago.


                    Mark H. Yost
                    Co-portfolio manager, Acorn Twenty
                    Mark Yost is a vice president of Acorn, and has co-managed Acorn Twenty since its inception in 1998. He has been a key member of WAM's domestic investment team since 1995. Before joining WAM, Mr. Yost was an investment analyst for First Chicago Corporation. Mr. Yost also manages the WAM Yost Partnership, L.P., a smaller company focused limited partnership, is co-manager of a mutual fund underlying variable insurance products and manages the portfolio of an investment company whose shares are offered only to non-U.S. investors. He is a CFA and earned his BA from St. Olaf College and his MBA from the University of Chicago.

--------------------------------------------------------------------------------
Management Fees     WAM earns the following advisory fees for managing the Acorn
                    Family of Funds:
                    -----------------------------------------------
                    Fund Name               Fund Fee as a % of
                                            Average Net Assets
                                            (12/31/98)
                    -----------------------------------------------
                    Acorn Fund              .69%
                    Acorn International     .82%
                    Acorn USA               .94%
                    Acorn Twenty            .90%
                    Acorn Foreign Forty     .95%



                    WAM also receives an administrative services fee from each fund equal to .05% of that fund's average annual net assets.

How the Funds Invest


The Acorn
Investment
Philosophy


The Information Edge

WAM has built a reputation on innovative thinking and unconventional stock picks. We rely primarily on our independent, internally-generated research to uncover companies that may be less profiled than the more popular names. This is where WAM adds the greatest value to Acorn shareholders.

WAM's research process is constantly uncovering quality companies that exhibit exciting characteristics-- companies that rest on a solid tripod of growth potential, financial strength and fundamental value.


Growth Potential

 . superior technology
 . innovative marketing
 . solid management
 . strategic or niche position
 . superior earnings prospects
 . fast growing economy

The realization of this growth potential would likely produce superior performance that is sustainable over time.

Financial Strength

 . stability
 . reduced risk
 . competitive advantage

A strong balance sheet gives management greater flexibility to pursue strategic objectives and is essential to maintaining a competitive advantage.

Fundamental Value

 . lower stock price relative to growth potential and capitalization . growth at a reasonable price

Once we uncover a great company, we identify a price that we believe would also make the stock a good value.

Stock Strength Comes First

WAM primarily follows a bottom-up approach to portfolio construction, placing greater emphasis on the merits of each individual stock.

Our analysts continually screen companies, including making over 1,000 face-to-face visits around the globe each year. We want to know everything we can about each Acorn investment to avoid surprises. To accomplish this, our analysts talk directly to top management whenever possible.

Sometimes, WAM's analysts will use a top-down investment approach to generate ideas for new investments. This approach is broader in scope than a bottom-up approach. Here, the analytical teams identify current investment themes, or trends, and set regional and industry allocations.

We believe that our thorough research helps us maintain lower taxes and transaction costs. In managing the funds, we try to reduce these costs by investing with a long-term time horizon (at least 2-5 years). Occasionally, however, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry, or in general market or economic conditions.

Securities in Which the Funds Invest and Risks

Common Stocks

The Acorn funds invest mostly in common stocks. Common Stocks represent an equity (ownership) interest in a corporation.

Acorn Fund, Acorn International and Acorn USA invest mainly in the common stocks of small and medium-sized companies, with market capitalizations of less than $1 billion. Acorn Twenty and Acorn Foreign Forty invest mostly in the stocks of companies with market capitalizations of $1-$10 billion.

Foreign Securities

Acorn International and Acorn Foreign Forty invest most of their assets in non-U.S. securities. Acorn Fund has significant foreign investments, although most of its assets are invested in the U.S. Acorn USA and Acorn Twenty invest most of their assets in the U.S., and only intend to invest a part of their assets overseas under certain circumstances (see Portfolio Allocation below).

Portfolio Allocation

Under normal conditions, the funds' common stock investments (as a percentage of total assets) are limited by the following maximum allocations:


                         % in U.S. companies   % in non-U.S. companies
Acorn Fund                          no limit                  up to 33%
-----------------------------------------------------------------------
Acorn International                 up to 25%                  no limit
-----------------------------------------------------------------------
Acorn USA                           no limit                  up to 10%
-----------------------------------------------------------------------
Acorn Twenty*                       no limit                  up to 15%
-----------------------------------------------------------------------
Acorn Foreign Forty**               up to 15%                  no limit


* Acorn Twenty will normally invest in a non-U.S company, only if operations are located within the U.S.
**Acorn Foreign Forty will normally invest in a U.S. company, only if operations are primarily located outside of the U.S.

  Acorn's board of trustees may change each fund's investment objective without shareholder approval.

Throughout this prospectus we've identified the areas that contain specific information about risk with [Acorn symbol here]. Please read to fully understand your investment.

Summarizing Risk

When you invest in a mutual fund, you are exposed to certain risks. These include the risk that you may receive little or no return on your investment, or that you may even lose part or all of your investment. Investments that provide higher potential reward also present greater risk. Likewise, investments with lower potential reward have lower risk. Before investing in one of the Acorn funds, you should carefully consider the risks associated with that particular fund. Because of these risks, you should consider an investment in any of the Acorn funds a long-term investment.

How the Funds Invest continued


Common Stocks

Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the funds should be considered long-term investments, designed to provide the best results when held for several years or more.


Small and Medium Companies

Acorn prefers small and medium companies over the stocks of large companies. During some periods, the securities of smaller companies and the stocks of medium companies, as a class, have performed better than the securities of larger companies, and in some periods they have performed worse. Securities of smaller companies may be more volatile and less liquid than the stocks of large companies.


Foreign Securities

International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. From time to time, many foreign economies have grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

Investments in foreign securities provide opportunities different from those available in the U.S., and risks that in some ways may be greater than in U.S. investments. These risks may have a negative effect on the fund's NAV and include fluctuations in exchange rates of foreign currencies; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity, frequently greater price volatility and higher transactions costs and the possible imposition of foreign taxes. Investing in countries outside the U.S. may also involve political risk. Economies in individual markets may differ favorably or unfavorably from the U.S. economy in such respects as gross domestic product, rates of inflation, debt structure and currency valuation.

Securities markets in emerging countries may be substantially smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and other developed countries.

Managing Risk

WAM uses various techniques and practices to mitigate the funds' exposure to risk.


Investment Limitations

Each fund has adopted the following investment limitations (generally based upon a percentage of total assets) that cannot be changed without shareholder approval and are designed to limit risk:

 . None of the funds may invest more than 5% in securities of any one issuer, except for U.S. government securities.*

 . None of the funds may invest more than 25% in any one issuer or more than 25% in any one industry (in each case with the exception of U.S. government securities).

*This restriction applies to only 75% of the total assets of each of Acorn
 International and Acorn USA, and to only 50% of the total assets of each of Acorn Twenty and Acorn Foreign Forty.


Defensive Investment Strategies

The funds' portfolio managers may use the following strategies if they believe that a temporary defensive position is advisable. With respect to Acorn International and Acorn Foreign Forty, this includes times when investment in foreign securities appears to be relatively unattractive because of current or anticipated adverse political or economic conditions.

 . Each fund may invest without limit in U.S. corporate and government obligations.

 .  Each fund may hold cash or cash equivalents.

 . Each fund may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities to meet liquidity needs. (Generally, this is not expected to exceed 25% of total assets.)

During these periods, a fund's assets may not be invested in accordance with its strategy, and the fund may not achieve its investment objective.


Hedging Strategies

Each fund may hedge against variations in exchange rates, or to protect against exposure in the equity markets. Portfolio managers try to accomplish this by buying and selling:

 .  options,
 .  futures contracts,
 .  options on futures contracts,
 .  currency exchange contracts,
 .  swap agreements, or
 .  put and call options.

If a fund is not successful when using these techniques, total return could be adversely affected.


Year 2000

Some of today's computer systems cannot process date-related information because they are not programmed to distinguish between the year 2000 and the year 1900 (commonly referred to as the Year 2000 or Y2K problem). WAM is working closely with the funds' service providers to ensure the proper functioning of the computer systems on which the funds depend for smooth operation. Based on the information currently available, WAM does not anticipate any material impact on the delivery of services currently provided. There can be no assurance, however, that the steps taken by WAM in preparation for the year 2000 will be sufficient to avoid any adverse impact on the funds.

In addition, Year 2000 issues can have a negative impact on the business results and prospects of issuers of securities held by a fund. Although WAM considers the status of the issuer's preparations for the year 2000, it has not had a material effect on the decision to buy or sell securities thus far.

Your Account

--------------------------------------------------------------------------------
Doing Business
With Acorn

Acorn shareholder service representatives are available Monday through Friday (except holidays) from 8:00 a.m. to 4:30 p.m. Central time. Call one of the toll-free numbers in the table below to reach the appropriate representative.

--------------------------------------------------------------------------------
Toll-free number                        Reason for call
--------------------------------------------------------------------------------
Fund Advisor (WAM):
1-800-9-ACORN-9 (1-800-922-6769)      . For general fund information
                                      . For prices
outside the U.S. call 1-312-634-9240  . For Acorn literature and account forms

Transfer Agent:
1-800-962-1585                        . To buy, sell, or exchange shares
                                      . To change your address
outside the U.S.                      . To establish an account by phone
call 1-617-328-5000, ext. 55462         (existing shareholders only)
                                      . For any other account maintenance or
                                        transactions
                                      . For IRA assistance
                                      . For 24-hour account balances

Transfer Agent/TDD Service
1-800-306-4567                        . TDD service for the deaf and hearing
                                        impaired

Web Site:
www.acornfunds.com                    . For daily and historical prices
                                      . For general fund information
                                      . For fund literature
                                      . To e-mail the Acorn funds
                                      . For distribution estimates

--------------------------------------------------------------------------------
                       Investment Minimums
                       ------------------------------
                       To open an account      $1,000
                       ------------------------------
                       To open an IRA          $1,000
                       ------------------------------
                       To add to an account    $  100
--------------------------------------------------------------------------------
Choices for Your       Open a New Acorn Account
Account Registration   To invest with Acorn you must be a U.S. resident
                       with a social security or tax identification number.
                       You can open a new account in any of the following ways:

                       Mail us a completed account application and a check or money order payable to Fund Name for $1,000 or more.

                       Regular mail            Overnight mail
                       State Street Bank       Boston Financial Data Services
                        and Trust Company      Attn: Acorn Family of Funds
                       Attn: Acorn Family of   66 Brooks Drive
                        Funds                  Braintree, MA  02184
                       PO Box 8502             1-617-328-5000 ext. 55462 or
                       Boston, MA 02266-8502    1-800-962-1585


                       Current Acorn shareholders may also open a new, identically registered Acorn account by:

                     . using the telephone exchange plan to switch $1,000 or
                       more from your existing Acorn account (or from a money fund offered through the exchange plan) into a new Acorn account.

                     . wire by simply calling 1-800-962-1585 to arrange for
                       this transaction. (Not Available for IRA accounts.)
                       ---------------------------------------------------------
                       Add to an Existing Acorn Account
                       You may add to your existing Acorn account in any of the following ways:

                       Mail a check or money order payable to Fund Name for $100 or more to either address above. You may send your check by itself (make sure to identify your Acorn account number on the check), or you may include a stub from an Acorn account statement.

                       Use the telephone exchange plan to switch money from one Acorn account to another (or from one of the money funds offered through the exchange plan).

Your Account continued

-------------------------------------------------------------------------------
Wire money from your bank account using the following wire instructions:

State Street Bank & Trust Company
Attn: Mutual Funds
Boston, MA 02110
Routing #0110-0002-8
Deposit DDA #9902-990-2
(specify the fund name and account number)

Use the telephone purchase plan to move money from your bank account to your Acorn account via ACH transfer. To use the telephone purchase plan, you must select this feature on your account application or add this by completing a Doing Business With Acorn form. Note: The price you receive for your purchased shares will be the NAV calculated at Closing Time the next business day (see Shareholder and Account Policies--Share Price).

Use the automatic investment plan to move money from your bank account to your Acorn account via ACH transfer. You may establish this on a monthly or quarterly basis for $100 to $50,000 per period. Quarterly investments occur in January, April, July and October. The money will be transferred on or about the 15th of the month unless you designate a different day (must be after the 4th of the month). if the day you select falls on a Saturday, Sunday, holiday or any other day when the New York Stock Exchange (NYSE) is closed for trading, Acorn will process the transaction on the next business day. You may change your automatic investment amount or frequency by calling 1-800-962-1585 at least one week prior to your next scheduled investment date.

-------------------------------------------------------------------------------
How to Buy Shares

General Policies for Buying Acorn Shares

The following policies apply any time you buy shares of the Acorn funds.

 . All purchases must be made in U.S. dollars and checks must be drawn on U.S.
  banks. The Acorn funds do not accept third party checks, except for properly endorsed IRA rollover checks.

 . Acorn does not accept cash, credit cards, or credit card checks.

 . If payment for your check or telephone purchase order does not clear, Acorn will cancel your purchase and you will be liable for any losses or fees the fund or its transfer agent incurs.

 . Your participation in the automatic investment plan and telephone purchase plan may be immediately terminated if any item is unpaid by your financial institution.

The Acorn funds do not permit market-timing and have adopted policies to discourage this practice.

Each fund reserves the right to reject any specific request to buy shares, including certain purchases through the telephone exchange plan (see Exchange Plan Restrictions). Acorn may refuse a purchase if it could disrupt management of the fund or would not be in the best interests of the fund's existing shareholders.


How to Sell Shares     You may sell your Acorn shares in several different ways.

                       Mail us a letter of instruction that includes:
                     . your name;
                     . the fund name and account number;
                     . the dollar amount or number of shares you want to sell; and . any unsigned stock certificates representing the shares you want to sell (if applicable) to:

                       Regular mail                            Overnight mail
                       State Street Bank and Trust Company     Boston Financial Data Services
                       Attn: Acorn Family of Funds             Attn: Acorn Family of Funds
                       PO Box 8502                             66 Brooks Drive
                       Boston, MA 02266-8502                   Braintree, MA 02184
                                                               1-617-328-5000 ext. 55462 or 1-800-962-1585

                       Sell your shares by telephone using the telephone redemption plan. The plan lets you sell $100 to $50,000 per day by phone. (You are eligible for the telephone redemption plan service, unless you declined it on your account application.)

                       Note: For your protection, you may not sell shares by telephone or by letter of instruction without a signature guarantee if you have changed your account's address within the past 60 days. Shares must be redeemed with a letter of instruction (as described above), with all registered account owners' signatures guaranteed.

                       Establish the systematic withdrawal plan on your account. This plan allows you to redeem a specified dollar amount of shares from your account on a monthly or quarterly basis. You must have an account balance of at least $25,000 to be eligible for this service.

                       General Policies for Selling Acorn Shares

                       The following policies apply any time you sell shares of any of the Acorn funds.

                     . Normally, Acorn will mail your redemption
                       proceeds within seven days after receiving your redemption request.

                     . Redemption checks are made payable to the shareholder(s)
                       of record, unless otherwise requested in writing with all registered account owners' signatures guaranteed.

                     . Redemptions on recent purchases made by check, automatic investment plan, or telephone purchase plan may be held for up to 15 days until your funds for the purchase have been received. If you participate in the telephone redemption by wire/ACH plan, Acorn will send redemption proceeds to your bank (or other financial institution) account via wire or ACH transfer. Your bank may impose a fee for the incoming wire. Payment by wire is usually credited to your bank account on the next business day after your call; payment by ACH is usually within two business days.

Your Account continued

--------------------------------------------------------------------------------

 . Acorn may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

 . Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may require documentation in addition to the redemption request. Call 1-800-962-1585 for more information.

 . If a check representing (1) redemption proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned "undeliverable" or remains uncashed for 6 months, Acorn may cancel the check and reinvest the proceeds in the fund issuing the check at the NAV on the date of cancellation. In addition, after such 6-month period, (1) Acorn will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, or (2) Acorn will automatically reinvest future dividends and distributions in your fund.

 . If the value of your account falls below $1,000 because you sold shares, Acorn reserves the right to close your account and send the proceeds to you. Acorn will redeem your shares at the NAV calculated on the day your account is closed.

  Acorn has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of a fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is made in kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

--------------------------------------------------------------------------------

Signature Guarantee

  In some cases, you will have to make your redemption request in writing, and will have to obtain a signature guarantee. A signature guarantee is designed to protect you and Acorn from fraudulent activities. This requirement applies to any of the following situations:

 . you request a change to your current account registration, including your name, address or are establishing or changing a TOD beneficiary;

 . you want to sell more than $50,000 in shares;

 . you want the check mailed to an address other than the address on your account registration;

 . your address of record was changed within the past 60 days;

 . you want the check made payable to someone other than the account owner; or

 . you want to sell shares, and you instruct Acorn to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account.

  Signature guarantees can be obtained from a commercial bank, broker-dealer, credit union (if authorized under state law), securities exchange or association. A notary public cannot provide a signature guarantee.

Shareholder and Account Policies

--------------------------------------------------------------------------------

Statements and Reports

  To keep you informed about your investment, Acorn sends you various account statements and reports, including:

 . Confirmation statements that verify a buy or sell transaction, unless that transaction is part of the automatic investment plan. Acorn will automatically confirm your automatic investment plan transactions on a quarterly basis unless you request otherwise by calling 1-800-962-1585.

 . Quarter-end and year-end consolidated account statements

 . Quarterly, semi-annual and annual Acorn Family of Funds reports

 . Average cost statements for certain types of accounts that sold shares during the year

  Duplicate statements may be sent to a third party if requested on the account application by the registered account owner or by calling 1-800-962-1585.

  If you need copies of your historical account information, please call 1-800-962-1585. There is a small charge to obtain historical account information for prior years.

--------------------------------------------------------------------------------

Share Price

  The funds are open for business each day the NYSE is open. The offering price (the price to buy one share) and the redemption price (price to sell one share) are a fund's net asset value (NAV) calculated at the next Closing Time after Acorn (or an authorized broker-dealer or financial services company, some of whom may charge a fee for their services) receives your purchase or redemption order. Closing Time is the time of the close of regular session trading on the NYSE, which is usually 3:00 p.m. Central time but is sometimes earlier.

  Acorn must receive both your purchase money and your application by Closing Time for you to receive that day's price. Likewise, Acorn must receive your redemption request by Closing Time for you to receive that day's price.

  Note: Acorn requires one day to obtain your purchase money for a telephone purchase order; therefore, a telephone purchase made before Closing Time will get the next determined NAV.

  NAV A fund's NAV is the value of a single share of the fund. The NAV is computed by adding up the value of a fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

  Acorn generally values each fund's portfolio securities and assets on the basis of market quotations from the primary market in which they are traded. In cases when the quotations are not readily available, or the quotation is determined not to represent a fair value, Acorn will use a method that Acorn's trustees believe accurately reflects a fair value. Values of foreign securities are translated from the local currency into U.S. dollars using current exchange rates. Because of the different trading hours in various foreign markets, the calculation of NAV does not take place at the same time as the determination of the prices of many foreign securities held by the funds. These timing differences may have a significant effect on a fund's NAV.

Shareholder and Account Policies continued

--------------------------------------------------------------------------------

Address Changes

You may easily change your address over a recorded telephone line by calling 1-800-962-1585. Acorn will send written confirmation of the change to both your old and new addresses. You may not make a telephone redemption for 60 days after you change your address by phone. During those 60 days, you must request any fund redemptions in writing, and your signature must be guaranteed.

--------------------------------------------------------------------------------

General Information Pertaining to all Telephone Transactions

Acorn will not be responsible for any loss resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information, and sending written confirmation of telephone transactions. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. If you do not want the flexibility of telephone purchase and redemption for your account, decline those services on your account application, or call 1-800-962-1585 for instructions.

--------------------------------------------------------------------------------

Telephone Exchange Plan and Money Market Funds

The telephone exchange plan permits you to use the telephone to switch your investment between one Acorn fund and another, or between an Acorn fund and a money market mutual fund participating in the plan.

Currently, the money market mutual funds participating in the plan are the Reich & Tang Funds. The Reich & Tang Funds are: Short Term Income Fund, Money Market Portfolio; Short Term Income Fund, U.S. Government Portfolio; Daily Tax Free Income Fund; California Daily Tax Free Income Fund; Connecticut Daily Tax Free Income Fund; Florida Daily Municipal Income Fund; Michigan Daily Tax Free Income Fund; New Jersey Daily Municipal Income Fund; New York Daily Tax Free Income Fund; North Carolina Daily Municipal Income Fund; and Pennsylvania Daily Municipal Income Fund.

Each of the Reich & Tang Funds is a no-load fund managed by Reich & Tang Asset Management, L.P. and offers check writing privileges (for accounts other than IRAs) in addition to the exchange plan. Only Short Term Income Fund, Money Market Portfolio is available for IRA accounts.

Exchange requests must be received by times noted below to receive that day's closing price.

 . To exchange between IRA accounts with Acorn or a participating money market fund, call 1-800-962-1585 before Closing Time.

 . To switch from one Acorn account into another, or from an Acorn account into a participating money market fund, call 1-800-962-1585 before Closing Time.

 . To switch from a participating money market fund to an Acorn fund, call 1-800-
  221-3079 before 11:00 a.m. Central time.

If we receive your call after the times noted above, we will process your exchange at the NAV next calculated on the following business day.

Because of the time needed to exchange money between the Acorn funds and a participating money market fund, you may not exchange into and out of a participating money market fund on the same or successive days; there must be at least one day between exchanges.

--------------------------------------------------------------------------------

Exchange Plan Restrictions

The Acorn funds do not permit market-timing and have adopted policies to discourage this practice.

 . Generally, you will be permitted to make up to 4 round trip exchanges per year
  (a round trip is an exchange out of one fund into another fund, and then back again).

 . You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

 . Shares of the fund you are exchanging into must be available for sale in your state.

 . If you are opening a new account by exchange, your exchange must be at least
  $1,000.

 . The exchange plan is not available for shares of a fund for which you have been issued certificates.

 . If your account is subject to backup withholding, you may not use the exchange plan.

 . Acorn may temporarily or permanently terminate the exchange plan privilege of any investor who makes excessive use of the plan. Excessive trading can hurt fund performance and shareholders.

 . Acorn may refuse exchange purchases by any person or group, if Acorn believes the purchase will be harmful to existing shareholders.

 . Before exchanging into a money market fund, you should read its prospectus.
  Call 1-800-9-ACORN-9 (1-800-922-6769) to obtain a prospectus for a participating money market fund.

 . Exchanges may result in tax consequences for you.

 . Acorn may terminate or modify the exchange plan at any time, but will try to give prior notice whenever it is reasonably possible.

--------------------------------------------------------------------------------

Authorized Agents

Acorn may authorize certain financial service companies, broker-dealers or their designees (authorized agents) to accept purchase, redemption, and exchange requests from their clients on whose behalf the authorized agent holds shares of the funds. For purchase orders placed through an authorized agent, a shareholder will pay a fund's NAV next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

Some financial institutions that act as Acorn's agent, or that otherwise maintain nominee accounts with the funds for their clients for whom they hold fund shares, might charge a fee (usually a percentage of the average net assets held in such accounts) for accounting, shareholder servicing, and distribution services the institution provides with respect to the underlying fund shares. WAM pays those fees.

Dividends, Capital Gains and Taxes
--------------------------------------------------------------------------------
               Each fund distributes substantially all of its net income and net realized capital gains to shareholders each year. Normally, the funds pay distributions in June and December.
--------------------------------------------------------------------------------
Distribution
 Options You may receive your fund dividend and/or capital gains distributions in several ways:

               Reinvestment Acorn will automatically reinvest your dividends and capital gains distributions in additional shares of your fund. (Acorn will assign this option to your account if you do not indicate a choice on your account application.)

               Income-only Acorn will automatically reinvest your capital gains distributions, but you may receive a check for each dividend. If you prefer, Acorn will send your dividend proceeds via ACH transfer directly to your bank or financial institution. (You must establish this feature at least 10 days prior to the distribution.)

               Cash Acorn will automatically send you a check for all dividends and capital gains. If you prefer, Acorn will send your distribution proceeds via ACH transfer directly to your bank or financial institution. (You must establish this feature at least 10 days prior to the distribution.)

               Acorn will automatically reinvest distributions for IRA owners who are under 59-1/2 years old. A cash payment of a distribution is a withdrawal of IRA earnings, and is subject to taxes and potential income tax penalties for those under age 59-1/2. Once you reach 59-1/2 years old, and are eligible to withdraw the earnings from your IRA, you may request cash payment of distributions.

               Acorn will reinvest any distributions at the NAV at Closing Time on the reinvestment date (ex-dividend). For those not reinvesting their distributions, Acorn will normally begin mailing distribution checks on the payable date, which is usually one week after the ex-dividend date.

-------------------------------------------------------------------------------

Taxes As with any investment, you should carefully consider how your investment in a fund will be taxed. If your account is a tax-deferred or tax-exempt account (for example, an IRA or an employee benefit plan account), the following tax discussion does not apply. If your account is not tax-deferred or tax-exempt, however, you should be aware of the following tax rules:

               Taxes on Distributions Distributions are subject to federal income tax, and may also be subject to state or local taxes. Your distributions are taxable when they are paid, whether you receive them in cash or reinvest them in additional shares. Distributions declared in October, November or December of the prior year and paid in January are taxable as if they were paid on December 31.

               For federal tax purposes, income and short-term capital gains distributions are taxed as dividends (ordinary income); and long-term capital gains distributions are taxed as long-term capital gains. Every January, Acorn will send you and the IRS a statement called a Form 1099-DIV, which will show the amount of each taxable distribution you received in the previous year. A year-end tax guide will accompany your Form 1099. If the total distributions you received for the year are less than $10.00, you may not receive a Form 1099.

-----------------------------------------------------------------------------
     Taxes on Transactions Your redemptions--including exchanges between funds or into a money fund--are subject to capital gains tax. A capital gain or loss is the difference between the price you paid (cost) for your shares and the price receive when you sell them.

     Whenever you sell shares of a fund, Acorn will send you a confirmation statement showing how many shares you sold and at what price. Acorn will also send you a year-end statement every January, and an average cost statement every February (if applicable) for shares you redeemed, to assist you or your tax preparer. It is up to you or your tax preparer to determine whether any given sale resulted in a capital gain and, if so, the amount of tax you owe. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
-------------------------------------------------------------------------------
Foreign Income Taxes

     A fund may receive investment income from sources within foreign countries, and that income may be subject to foreign income taxes at the source. If your fund pays non-refundable taxes to foreign governments during the year, the taxes will reduce that fund's dividends but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by Acorn International or Acorn Foreign Forty. The Acorn tax guide, which is mailed with your Form 1099-DIV each year, will contain detailed information about the foreign tax credit/deduction.

     When you sign your account application, you certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require Acorn to withhold 31% of your taxable distributions and redemption proceeds.


Fund Service Providers

------------------------------------------------------------------------------

     Transfer Agent and Custodian
     State Street Bank and Trust Company
     Attn: Acorn Family of Funds
     PO Box 8502
     Boston, MA 02266-8502

     Distributor
     WAM Brokerage Service, L.L.C.
     227 W. Monroe Street
     Suite 3000
     Chicago, IL 60606-5016

     Shares of the funds are offered for sale through WAM Brokerage Services, L.L.C. (WAM BD) without any sales commission or charges to the funds or their shareholders. WAM BD is wholly owned by WAM, the funds' investment advisor, and the investment advisor's general partner, Wanger Asset Management, Ltd. WAM pays all distribution expenses relating to the funds, including payment or reimbursement of any expenses incurred by WAM BD.

Financial Highlights

-------------------------------------------------------------------------------
The following tables will help you better understand each fund's performance for the past five years, or for the period from the date of a fund's commencement of operations, if less than five years. They are excerpted from each fund's financial statements for the fiscal year ended December 31, 1998, audited by Ernst & Young LLP. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). You may obtain the complete financial statements and auditor's report by calling 1-800-9-ACORN-9 (1-800-922-6769) and requesting a free copy of the funds' latest annual shareholder report.

-------------------------------------------------------------------------------------------------------------------------
Acorn Fund           For a share outstanding throughout     1998     1997     1996     1995     1994
                     each year--years ended 12/31
ACRNX                -----------------------------------------------------------------------------------
                   . Net asset value, beginning of year   $16.99   $15.04   $13.60   $12.24   $13.95

                     Income from Investment Operations:
                     Net investment income                   .04      .15      .09      .11      .06

                     Net realized and unrealized gain
                     (loss) on investments, foreign
                     currency and futures                    .91     3.57     2.93     2.42    (1.10)
                     -----------------------------------------------------------------------------------
                   . Total from investment operations        .95     3.72     3.02     2.53    (1.04)

                     Less distributions:
                     Dividends from net investment
                     income                                 (.03)    (.16)    (.11)    (.09)    (.11)

                     Distributions from net realized
                     and unrealized gains reportable
                     for federal income taxes              (1.06)   (1.61)   (1.47)   (1.08)    (.56)
                     -----------------------------------------------------------------------------------
                   . Total distributions                   (1.09)   (1.77)   (1.58)   (1.17)    (.67)


                   . Net asset value, end of year         $16.85   $16.99   $15.04   $13.60   $12.24

                     -----------------------------------------------------------------------------------
                   . Total return                            6.0%    25.0%    22.6%    20.8%    (7.4%)

                     -----------------------------------------------------------------------------------

                     Ratios/supplemental data:
                     -----------------------------------------------------------------------------------
                     Ratio of expenses to average net
                     assets                                  .84%     .56%     .57%     .57%     .62%
                     -----------------------------------------------------------------------------------
                     Ratio of net investment income
                     to average net assets                   .30%     .75%     .53%     .89%     .55%
                     -----------------------------------------------------------------------------------
                     Portfolio turnover rate                  24%      32%      33%      29%      18%
                     -----------------------------------------------------------------------------------
                     Net assets at end of period
                     (in millions)                        $3,549   $3,681   $2,842   $2,399   $1,983

------------------------------------------------------------------------------------------------------------------------

Acorn International           For a share outstanding throughout     1998     1997     1996     1995     1994
                              each year--years ended 12/31
                              ----------------------------------------------------------------------------------
ACINX                       . Net asset value, beginning of year    $18.39   $19.61   $16.59   $15.24   $15.94

                              Income from Investment Operations:
                              Net investment income                    .17      .40      .13      .16      .07

                              Net realized and unrealized gain
                              (loss) on investments, foreign
                              currency and futures                    2.68     (.34)    3.29     1.20     (.67)
                              ----------------------------------------------------------------------------------
                            . Total from investment operations        2.85      .06     3.42     1.36     (.60)

                              Less distributions:
                              Dividends from net investment
                              income                                  (.15)    (.38)    (.12)      --       --

                              Distributions from net realized
                              and unrealized gains reportable
                              for federal income taxes                (.27)    (.90)    (.28)    (.01)    (.10)
                              ----------------------------------------------------------------------------------
                            . Total distributions                     (.42)   (1.28)    (.40)    (.01)    (.10)

                            . Net asset value, end of year          $20.82   $18.39   $19.61   $16.59   $15.24

                              ----------------------------------------------------------------------------------
                            . Total return                            15.4%     0.2%    20.7%     8.9%    (3.8%)

                              ----------------------------------------------------------------------------------

                              Ratios/supplemental data:
                              ----------------------------------------------------------------------------------
                              Ratio of expenses to average net
                              assets                                  1.12%    1.19%    1.17%    1.22%    1.24%
                              ----------------------------------------------------------------------------------
                              Ratio of net investment income
                              to average net assets                    .86%     .58%     .51%     .90%     .48%
                              ----------------------------------------------------------------------------------
                              Portfolio turnover rate                   37%      39%      34%      26%      20%
                              ----------------------------------------------------------------------------------
                              Net assets at end of period
                              (in millions)                         $1,725   $1,623   $1,773   $1,276   $1,363

---------------------------------------------------------------------------------------------------------------------------
Acorn USA            For a share outstanding throughout      Year Ended    Year Ended    Inception 9/4/96
                     each period                                1998        12/31/97     Through 12/31/96
                     -------------------------------------------------------------------------------------
AUSAX
                   . Net asset value, beginning of period      $ 15.12      $ 11.65        $ 10.00

                     Income from investment operations:
                     Net investment loss (a)                      (.07)         (.07)         (.02)

                     Net realized and unrealized gain
                     on investments                                .87          3.83          1.67
                     -------------------------------------------------------------------------------------
                   . Total from investment operations              .80          3.76          1.65

                     Less distributions:
                     Dividends from net investment
                     income                                         --            --            --

                     Distributions from net realized
                     and unrealized gains reportable
                     for federal income taxes                    (1.12)         (.29)           --
                     -------------------------------------------------------------------------------------
                   . Total distributions                         (1.12)         (.29)           --

                   . Net asset value, end of period             $14.80     $   15.12      $  11.65

                     -------------------------------------------------------------------------------------
                   . Total return                                  5.8%         32.3%         16.5%

                     -------------------------------------------------------------------------------------

                     Ratios/supplemental data:
                     -------------------------------------------------------------------------------------
                     Ratio of expenses to average net
                     assets (b)                                   1.20%         1.35%         1.85%  *
                     -------------------------------------------------------------------------------------
                     Ratio of net investment loss
                     to average net assets                        (.42%)        (.49%)        (.99%) *
                     -------------------------------------------------------------------------------------
                     Portfolio turnover rate                        42%           33%           20%  *
                     -------------------------------------------------------------------------------------
                     Net assets at end of period
                     (in millions)                              $  281         $ 185        $   53

                (a) Net investment loss per share was based upon the average shares outstanding during the period.

                (b) The ratio of expenses to average net assets for Acorn USA reflects gross custodian fees. This ratio net of custodian fees paid indirectly would have been 1.79% for the period ended December 31, 1996.

                 *   Annualized

-----------------------------------------------------------------------------------------------
Acorn Twenty          For a share outstanding throughout                     Inception 11/23/98
                      the period                                             Through 12/31/98
                      -------------------------------------------------------------------------
ACTWX               . Net asset value, beginning of period                         $10.00

                      Income from Investment Operations:
                      Net investment income (a)                                       --

                      Net realized and unrealized gain on
                      investments                                                     .71
                      -------------------------------------------------------------------------
                    . Total from investment operations                                .71

                    . Net asset value, end of period                               $10.71

                      -------------------------------------------------------------------------
                    . Total return                                                    7.1%
                      -------------------------------------------------------------------------


                      Ratios/supplemental data:
                      -------------------------------------------------------------------------
                      Ratio of expenses to average net
                      assets (b)(c)                                                  1.41%
                      -------------------------------------------------------------------------
                      Ratio of net investment income
                      gain to average net assets (c)                                  .22%*
                      -------------------------------------------------------------------------
                      Portfolio turnover rate                                         173%*
                      -------------------------------------------------------------------------
                      Net assets at end of period
                      (in millions)                                                   $34

     (a) Net investment income per share was based upon the average shares outstanding during the period.

     (b) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Twenty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian (custodian fees paid indirectly). This ratio net of custodian fees paid indirectly would have been 1.35% for the period ended December 31, 1998.

     (c) Acorn Twenty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1998. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 1.83% and (.21%), respectively.


     *Annualized


------------------------------------------------------------------------------------------------------
Acorn                     For a share outstanding throughout                        Inception 11/23/98
Foreign Forty             the period                                                through 12/31/98
                          ----------------------------------------------------------------------------
                        . Net asset value, beginning of period                             $10.00
ACFFX
                          Income from Investment Operations:
                          Net investment loss (a)                                            (.01)

                          Net realized and unrealized gain on
                          investments                                                        1.01
                          ----------------------------------------------------------------------------
                        . Total from investment operations                                   1.00

                        . Net asset value, end of period                                   $11.00
                          ----------------------------------------------------------------------------
                        . Total return                                                       10.0%
                          ----------------------------------------------------------------------------


                          Ratio/supplemental data:
                          ----------------------------------------------------------------------------
                          Ratio of expenses to average net
                          assets (b)(c)                                                      1.73%*
                          ----------------------------------------------------------------------------
                          Ratio of net investment loss
                          to average net assets (c)                                          (.78%)*
                          ----------------------------------------------------------------------------
                          Portfolio turnover rate                                              90%*
                          ----------------------------------------------------------------------------
                          Net assets at end of period
                          (in millions)                                                       $16

     (a) Net investment loss per share was based upon the average shares outstanding during the period.

     (b) In accordance with a requirement by the Securities and Exchange Commission, the Acorn Foreign Forty ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian (custodian fees paid indirectly). This ratio net of custodian fees paid indirectly would have been 1.45% for the period ended December 31, 1998.

     (c) Acorn Twenty was reimbursed by the Advisor for certain net expenses from November 23, 1998 through December 31, 1998. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets would have been 2.70% and (1.75%), respectively.

*Annualized

Acorn Family of Funds

The Acorn Family of Funds' semi-annual and annual reports to shareholders contain additional information about the funds. These reports provide commentary on market conditions and investment strategies that affected each fund's performance over the past six- and 12-month periods. The Statement of Additional Information (also known as the SAI) also contains detailed information about the Acorn funds' policies and operations. The SAI is incorporated in this prospectus by reference. To obtain free copies of the funds' latest semi-annual and annual shareholder reports, the funds' SAI, to request other information about a fund or to make inquiries, simply call 1-800-9-ACORN 9 (1-800-922-6769) to make your request, or write to The Acorn Family of Funds, PO Box 8502, Boston, Massachusetts, 02266-8502.

You may also obtain this and other information about the Acorn funds directly from the Securities and Exchange Commission (SEC). You may visit the SEC online at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, DC. You may also request information by calling the SEC at 1-800-SEC-0330 (1-802-732-0330), or sending your request and the appropriate duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

811-01829

                            [PHOTO OF ACORNS HERE]

                                                          ACORN INVESTMENT TRUST

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                     May 1, 1999

                                                          227 West Monroe Street
                                                                      Suite 3000
                                                         Chicago, Illinois 60606
                                                                 1-800-9-ACORN-9
                                                                  1-800-922-6769

ACORN FUND
ACORN INTERNATIONAL
ACORN USA
ACORN TWENTY
ACORN FOREIGN FORTY

No-Load Funds
-------------------------------------------------------------------------------
                               TABLE OF CONTENTS
                               -----------------


                                                            Page
                                                            ----

     Information About the Funds..........................    2
     Investment Objectives and Policies...................    2
     Investment Techniques and Risks......................    3
     Investment Restrictions..............................   21
     Performance Information..............................   27
     Investment Adviser...................................   30
     Distributor..........................................   32
     The Trust............................................   33
     Trustees and Officers................................   34
     Purchasing and Redeeming Shares......................   38
     Additional Tax Information...........................   39
     Taxation of Foreign Shareholders.....................   41
     Portfolio Transactions...............................   41
     Custodian............................................   43
     Independent Auditors.................................   44
     Appendix - Description of Bond Ratings...............   45
     Financial Statements.................................   47

--------------------------------------------------------------------------------

     This Statement of Additional Information ("SAI") is not a prospectus but provides information that should be read in conjunction with the prospectus of Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty dated the date of this SAI and any supplement to the prospectus. A copy of the Acorn Family of Funds 1998 annual report to shareholders accompanies this SAI. A copy of the prospectus and additional copies of the annual reports can be obtained from Acorn at no charge by writing or telephoning Acorn at its address or telephone number shown above.

                          Information About the Funds

     Acorn Fund invests mostly in stocks of small and medium-size companies, generally those with market capitalizations of less than $1 billion. Of those stocks, Acorn Fund invests mostly in U.S. companies, but also may have significant foreign investments.

     Acorn International concentrates its investments in stocks of small and medium-size non-U.S. companies, generally those with market capitalizations of less than $1 billion.

     Acorn USA invests mostly in stocks of small and medium-sized U.S. companies, generally those with market capitalizations of less than $1 billion.

     Acorn Twenty invests primarily in the stocks of U.S. companies with market capitalizations of $1 billion to $10 billion. Acorn Twenty is a non-diversified fund that ordinarily focuses its investments in 20 to 25 U.S. companies.

     Acorn Foreign Forty invests for long-term capital growth. The fund invests primarily in the stocks of foreign companies with market capitalizations of $1 billion to $10 billion. Acorn Foreign Forty is a non-diversified fund that ordinarily has investments in 40 to 60 companies in developed markets.

     Acorn Fund, Acorn International and Acorn USA are diversified funds under the federal securities laws. Acorn Twenty and Acorn Foreign Forty are non-diversified under the federal securities laws. However, each of the funds complies with the diversification standards established by the tax laws. See "Investment Techniques and Risks - Diversification" for more information.

     The funds are series of Acorn Investment Trust ("Acorn" or the "Trust"). All five funds are currently open to new investors; however, Acorn reserves the right to close one or more of the funds to new investors if the board of trustees of Acorn determines that additional cash flow would be detrimental to the management of the funds.

     The discussion below supplements the description in the prospectus of each fund's investment objective, policies, and restrictions.

                       Investment Objectives and Policies

     Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty invest with the objective of long-term growth of capital. The funds are not designed for investors seeking primarily income rather than capital appreciation. The funds are not, alone or together, a balanced investment program, and there can be no assurance that any of the funds will achieve its investment objective.

     The funds use the techniques and invest in the types of securities described below and in the prospectus.

                        Investment Techniques and Risks

Common Stocks

     The funds invest mostly in common stocks, which represent an equity interest (ownership) in a corporation. This ownership interest often gives the funds the right to vote on measures affecting the company's organization and operations. The funds also invest in other types of equity securities, including preferred stocks and securities convertible into common stocks. Over time, common stocks have historically provided superior long-term capital growth potential. However, stock prices may decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. As a result, the funds should be considered long-term investments, designed to provide the best results when held for several years or more. The funds may not be suitable investments if you have a short-term investment horizon or are unwilling to accept fluctuations in share price, including significant declines over a given period. Under normal conditions, the funds' common stock investments (as a percent of total assets) are allocated as follows:


                          U.S.* Companies             Foreign
                                                     Companies
                      -----------------------------------------------
         Fund                 Maximum                 Maximum
---------------------------------------------------------------------
Acorn Fund                   100%                        33%
Acorn International           25%                       100%
    Acorn USA                100%                        10%
   Acorn Twenty              100%                        15%
Acorn Foreign Forty           15%                       100%
---------------------------------------------------------------------


Acorn Twenty usually limits its investments in foreign companies to those whose operations are primarily in the U.S.

* For Acorn Foreign Forty, includes U.S. investments (usually limited to companies whose operations are primarily overseas).

See also the discussion of foreign securities below.

Diversification

     Diversification is a means of reducing risk by investing in a broad range of stocks or other securities. Because Acorn Twenty and Acorn Foreign Forty are non-diversified, those funds have the ability to take larger positions in a smaller number of issuers. The appreciation or depreciation of a single stock may have a greater impact on the NAV of a non-diversified fund, because it is likely to have a greater percentage of its assets invested in that stock. As a result, the share price of Acorn Twenty and Acorn Foreign Forty can be expected to fluctuate more than that of broadly diversified funds investing in similar securities. Because they are non-diversified, those funds are not subject to the limitations under the Investment Company Act of 1940 in the percentage of their assets that they may invest in any one issuer. Both funds, however, intend to comply with the diversification standards for regulated investment companies under Subchapter M of the Internal Revenue Code summarized under "Investment Restrictions").

Foreign Securities

     The funds invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. As noted above, under normal market conditions, each fund may invest in foreign securities (as a percentage of total assets) as set forth below:


                                 Foreign
                                Companies
                      --------------------------
         Fund                    Maximum
         ----                    -------
------------------------------------------------
    Acorn Fund               33%
Acorn International         100%
    Acorn USA                10%
   Acorn Twenty              15%
Acorn Foreign Forty         100%
------------------------------------------------

     Acorn Foreign Forty invests primarily in developed countries but may invest up to 15% of its total assets in securities of companies with broad international interests that are domiciled in the United States or in countries considered "emerging markets," if the operations of those companies are located primarily in developed overseas markets. The Fund uses the terms "developed markets" and "emerging markets" as those terms are defined by the International Financial Corporation, a member of the World Bank Group ("IFC"). "Emerging markets" as used by the Fund includes markets designated "frontier markets" by the IFC. The Fund does not intend to invest more than 5% of its total assets in those countries included in the "emerging markets" or "frontier markets" categories.

     The securities markets of emerging markets are substantially smaller, less developed, less liquid, and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States. There also may be a lower level of monitoring and regulation of emerging markets of traders, insiders, and investors. Enforcement of existing regulations has been extremely limited.

     Acorn Twenty usually limits its investments in foreign companies to those whose operations are primarily in the U.S.

     The funds may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts
(EDRs), Global Depositary Receipts (GDRs) or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs trade in both U.S. and non-U.S. markets. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. The funds may invest in both "sponsored" and "unsponsored" depositary receipts. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Therefore, in the case of an unsponsored depositary receipt, a fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored depositary receipt. None of the funds expects to invest 5% or more of its total assets in unsponsored depositary receipt.

     The funds' investment performance is affected by the strength or weakness of the U.S. dollar against the currencies of the foreign markets in which its securities trade or in which they are denominated. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions.")

     Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign subcustodial arrangements. In addition, the costs of investing in foreign securities are higher than the costs of investing in U.S. securities.

     Although the funds try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social, or diplomatic developments that could affect investment in these nations.

     The countries in which the funds invest include those listed below. A fund may not invest in all the countries listed, and it may invest in other countries as well, when such investments are consistent with that fund's investment objective and policies.

     Mature Markets           Developing Markets                Emerging Markets
     --------------          ------------------                ----------------
      Australia                   Argentina                Bangladesh          Morocco
      Austria                     Chile                    Botswana            Pakistan
      Belgium                     Greece                   Brazil              Peru
      Canada                      Hong Kong                China               Philippines
      Denmark                     Indonesia                Colombia            Poland
      Finland                     Israel                   Cyprus              Sri Lanka
      France                      Korea                    Czech Republic      Swaziland
      Germany                     Malaysia                 Ecuador             Turkey
      Ireland                     Mexico                   Egypt               Uruguay
      Italy                       Portugal                 Ghana               Venezuela
      Japan                       Singapore                Hungary             Zambia
      Luxembourg                  Taiwan                   India               Zimbabwe
      Netherlands                 Thailand                 Jordan
      New Zealand                                          Kenya
      Norway
      South Africa
      Spain
      Sweden
      Switzerland
      United Kingdom
      United States


     It may not be feasible for the funds currently to invest in all of these countries due to restricted access to their securities markets or inability to implement satisfactory custodial arrangements.

Currency Exchange Transactions

     The funds may enter into currency exchange transactions. A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which the funds may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of a forward contract with respect to specific payables or receivables of a fund accruing in connection with the purchase or sale of portfolio securities.

Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. The funds may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. When a fund owns or anticipates owning securities in countries whose currencies are linked, Wanger Asset Management, L.P. ("WAM"), the funds' investment adviser, may aggregate such positions as to the currency hedged.

     If a fund enters into a forward contract hedging an anticipated purchase of portfolio securities, assets of that fund having a value at least as great as the fund's commitment under such forward contract will be segregated on the books of the fund and held by the custodian while the contract is outstanding.

     At the maturity of a forward contract to deliver a particular currency, a fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency that fund is obligated to deliver.

     If a fund retains the portfolio security and engages in an offsetting transaction, that fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the fund of unrealized profits or force the fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a fund to hedge against a devaluation that is so generally anticipated that the fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     Synthetic Foreign Money Market Positions.  The funds may invest in money
     ----------------------------------------
market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the funds may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency (generally U.S. dollars) and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign money market instruments. The results of a direct investment in a foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical. Except to the extent a synthetic foreign money market position consists of a money market instrument denominated in a foreign currency, the synthetic foreign money market position shall not be deemed a "foreign security" for purposes of the investment limits set forth in the chart on page 4.

Options and Futures

     The funds may purchase and write both call options and put options on securities and on indexes, and enter into interest rate and index futures contracts, and may purchase or sell options on such futures contracts ("futures options") in order to provide additional revenue, or to hedge against changes in security prices or interest rates. The funds may also use other types of options, futures contracts and futures options currently traded or subsequently developed and traded, provided the board of trustees determines that their use is consistent with the funds' investment objective.

     Options.  An option on a security (or index) is a contract that gives the
     -------
purchaser (holder) of the option, in return for a premium, the right to buy from
(call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     The funds will write call options and put options only if they are "covered." For example, in the case of a call option on a security, the option is "covered" if a fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional consideration (or, if additional consideration is required, assets having a value at least equal to that amount are segregated on the books of a fund) upon conversion or exchange of other securities held in its portfolio.

     If an option written by a fund expires, that fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a fund expires, that fund realizes a capital loss equal to the premium paid.

     Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a fund desires.

     A fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the fund will realize a capital gain or, if it is less, the fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put or call option purchased by a fund is an asset of that fund, valued initially at the premium paid for the option. The premium received for an option written by a fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     OTC Derivatives.  The funds may buy and sell over-the-counter ("OTC")
     ---------------
derivatives. Unlike exchange-traded derivatives, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC derivatives (derivatives not traded on exchanges) generally are established through negotiation with the other party to the contract. While this type of arrangement allows a fund greater flexibility to tailor an instrument to its needs, OTC derivatives generally involve greater credit risk than exchange-traded derivatives, which are guaranteed by the clearing organization of the exchanges where they are traded. Each fund will limit its investments so that no more than 5% of its total assets will be placed at risk in the use of OTC derivatives. See "Illiquid Securities" below for more information on the risks associated with investing in OTC derivatives.

     Risks Associated with Options.  There are several risks associated with
     -----------------------------
transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a fund seeks to close out an option position. If a fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, a fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

     If trading were suspended in an option purchased or written by one of the funds, that fund would not able to close out the option. If restrictions on exercise were imposed, the fund might be unable to exercise an option it has purchased.

     Futures Contracts and Options on Futures Contracts.  The funds may use
     --------------------------------------------------
interest rate futures contracts and index futures contracts. An interest rate or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index /1/ at a specified price and time. A public market exists in
                   -
futures contracts covering a number of indexes (including, but not limited to: the Standard & Poor's 500 Index; the Value Line Composite Index; the Russell 2000 Index; and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds; U.S. Treasury notes; Eurodollar certificates of deposit; and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

     The funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long


__________________________________
/1/A futures contract on an index is an agreement pursuant to which two parties
 -
agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To the extent required by regulatory authorities having jurisdiction over the funds, the funds will limit their use of futures contracts and futures options to hedging transactions. For example, a fund might use futures contracts to hedge against fluctuations in the general level of stock prices, anticipated changes in interest rates, or currency fluctuations that might adversely affect either the value of the fund's securities or the price of the securities that the fund intends to purchase. The fund's hedging may include sales of futures contracts as an offset against the effect of expected declines in stock prices or currency exchange rates or increases in interest rates and purchases of futures contracts as an offset against the effect of expected increases in stock prices or currency exchange rates or declines in interest rates. Although other techniques could be used to reduce the funds' exposure to stock price, interest rate, and currency fluctuations, the funds may be able to hedge their exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The success of any hedging technique depends on WAM's ability to correctly predict changes in the level and direction of stock prices, interest rates, currency exchange rates, and other factors. Should those predictions be incorrect, a fund's return might have been better had hedging not been attempted; however, in the absence of the ability to hedge, WAM might have taken portfolio actions in anticipation of the same market movements with similar investment results but, presumably, at greater transaction costs.

     When a purchase or sale of a futures contract is made by a fund, that fund is required to deposit with its custodian or broker a specified amount of cash or U.S. government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is generally set by the exchange on which the contract is traded; however, the margin requirement may be modified during the term of the contract, and the fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied. The funds expect to earn interest income on their initial margin deposits. A futures contract held by a fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin paid or received by a fund does not represent a borrowing or loan by the fund but is instead settlement between that fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value ("NAV"), the funds will mark-to-market their open futures positions.

     The funds are also required to deposit and maintain margin with respect to put and call options on futures contracts they write. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the funds.

     Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the funds realize a capital gain, or if it is more, the funds realize a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the fund engaging in the transaction realizes a capital gain, or if it is less, the fund realizes a capital loss. The transaction costs must also be included in these calculations.

     Risks Associated with Futures.  There are several risks associated with the
     -----------------------------
use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options, and the related securities, including technical influences in futures and futures options trading and differences between the funds' investments being hedged and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighting of each issue, may differ from the composition of a fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities, and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in a fund's portfolio. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

     There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures or futures option position. The fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Limitations on Options and Futures.  A fund will not enter into a futures
     ----------------------------------
contract or purchase an option thereon if, immediately thereafter, the initial margin deposits for futures contracts held by that fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," /2/ would exceed 5% of the fund's total assets.
                     -

     When purchasing a futures contract or writing a put option on a futures contract, a fund must maintain with its custodian or broker readily-marketable securities having a fair market value (including any margin) at least equal to the market value of such contract. When writing a call option on a futures contract, a fund similarly will maintain with its custodian readily-marketable securities having a fair market value (including any margin) at least equal to the amount by which such option is in-the-money until the option expires or is closed out by the fund.

     A fund may not maintain open short positions in futures contracts, call options written on futures contracts, or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent a fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.

     In order to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," the "underlying commodity value" of each long position in a commodity contract in which a fund invests will not at any time exceed the sum of:

     (1) The value of short-term U.S. debt obligations or other U.S. dollar denominated high-quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract;

     (2)  Unrealized appreciation on the contract held by the broker; and


______________________________
/2/A call option is "in-the-money" if the value of the futures contract that is
 -
the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     (3)  Cash proceeds from existing investments due in not more than 30 days.

     "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

     No fund will purchase puts, calls, straddles, spreads, or any combination thereof if by reason of such purchase more than 10% of that fund's total assets would be invested in such securities.

     Taxation of Options and Futures.    If a fund exercises a call or put
     --------------------------------
option that it holds, the premium paid for the option is added to the cost basis of the security purchased (call) or deducted from the proceeds of the security sold (put). For cash settlement options and futures options exercised by a fund, the difference between the cash received at exercise and the premium paid is a capital gain or loss.

     If a call or put option written by a fund is exercised, the premium is included in the proceeds of the sale of the underlying security (call) or reduces the cost basis of the security purchased (put). For cash settlement options and futures options written by a fund, the difference between the cash paid at exercise and the premium received is a capital gain or loss.

     Entry into a closing purchase transaction will result in capital gain or loss. If an option written by a fund is in-the-money at the time it was written and the security covering the option was held for more than the long-term holding period prior to the writing of the option, any loss realized as a result of a closing purchase transaction will be long-term. The holding period of the securities covering an in-the-money option will not include the period of time the option is outstanding.

     If a fund writes an equity call option/3/ other than a "qualified covered call option," as defined in the Internal Revenue Code, any loss on such option transaction, to the extent it does not exceed the unrealized gains on the securities covering the option, may be subject to deferral until the securities covering the option have been sold.


     A futures contract held until delivery results in capital gain or loss equal to the difference between the price at which the futures contract was entered into and the settlement price on the earlier of delivery notice date or expiration date. If a fund delivers securities under a futures contract, the fund also realizes a capital gain or loss on those securities.




___________________________
/3/An equity option is defined to mean any option to buy or sell stock, and any
 -
other option the value of which is determined by reference to an index of stocks of the type that is ineligible to be traded on a commodity futures exchange (e.g., an option contract on a sub-index based on the price of nine hotel-casino stocks). The definition of equity option excludes options on broad-based stock indexes (such as the Standard & Poor's 500 index).

     For federal income tax purposes, a fund generally is required to recognize for each taxable year its net unrealized gains and losses as of the end of the year on futures, futures options and non-equity options positions ("year-end mark-to-market"). Generally, any gain or loss recognized with respect to such positions (either by year-end mark-to-market or by actual closing of the positions) is considered to be 60% long-term and 40% short-term, without regard to the holding periods of the contracts. However, in the case of positions classified as part of a "mixed straddle," the recognition of losses on certain positions (including options, futures and futures options positions, the related securities and certain successor positions thereto) may be deferred to a later taxable year. Sale of futures contracts or writing of call options (or futures call options) or buying put options (or futures put options) that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of the hedged securities.

     If a fund were to enter into a short index future, short index futures option or short index option position and the fund's portfolio were deemed to "mimic" the performance of the index underlying such contract, the option or futures contract position and the fund's stock positions may be deemed to be positions in a mixed straddle, subject to the above-mentioned loss deferral rules.

     The Taxpayer Relief Act of 1997 (the "Act") imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or "offsetting notional principal contracts" (as defined by the Act) with respect to, or futures or "forward contracts" (as defined by the Act) with respect to, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales, offsetting notional principal contracts, and futures or forward contracts to deliver the same or substantially similar property.

     In order for the funds to continue to qualify for federal income tax treatment as regulated investment companies, at least 90% of each fund's gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts). Any net gain realized from futures (or futures options) contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement.

     The funds intend to distribute to shareholders annually any capital gains that have been recognized for federal income tax purposes (including year-end mark-to-market gains) on options and futures transactions, together with gains on other fund investments, to the extent such gains exceed recognized capital
losses and any net capital loss carryovers of the funds.   Shareholders will be
advised of the nature of such capital gain distributions.

     For further information, see the discussion under "Additional Tax Information."

     Swap Agreements.  A swap agreement is generally individually negotiated and
     ----------------
structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a fund's exposure to changes in the value of an index of securities in which the fund might invest, the value of a particular security or group of securities, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names. A fund may enter into any form of swap agreement if WAM determines it is consistent with that fund's investment objective and policies, but each fund will limit its use of swap agreements so that no more than 5% of its total assets will be invested in such agreements.

     A swap agreement tends to shift a fund's investment exposure from one type of investment to another. For example, if a fund agrees to exchange payments in dollars at a fixed rate for payments in a foreign currency the amount of which is determined by movements of a foreign securities index, the swap agreement would tend to increase that fund's exposure to foreign stock market movements and foreign currencies. Depending on how it is used, a swap agreement may increase or decrease the overall volatility of a fund's investments and its NAV.

     The performance of a swap agreement is determined by the change in the specific currency, market index, security, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by a fund, that fund must be prepared to make such payments when due. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in a loss. WAM expects to be able to eliminate a fund's exposure under any swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     A fund will segregate its assets to cover its current obligations under a swap agreement. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of that fund's accumulated obligations under the swap agreement over the accumulated amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of that fund's accumulated obligations under the agreement.

Short Sales Against the Box

     Each fund may make short sales of securities if at all times, when a short position is open, the fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This technique is called selling short "against the box." Although permitted by its investment restrictions, the Funds do not currently intend to sell securities short.

     In a short sale against the box, a fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the fund delivers to such broker-dealer the securities sold short. In addition, the fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the fund must deposit and continuously maintain in a separate account with State Street an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. The fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the fund receives the proceeds of the sale. Because the fund ordinarily will want to continue to hold securities in its portfolio that are sold short, the fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect a fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the fund owns, either directly or indirectly, and, in the case where the fund owns convertible securities, changes in the conversion premium. The funds will incur transaction costs in connection with short sales.

     In addition to enabling the funds to hedge against market risk, short sales may afford a fund an opportunity to earn additional current income to the extent the fund is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the fund's short positions remain open.

     The Taxpayer Relief Act of 1997 imposed constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated securities. Under these rules taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales of "offsetting notional principal contracts" (as defined by the Act) with respect to the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property. The Secretary of the Treasury is authorized to promulgate regulations that will treat as constructive sales certain transactions that have substantially the same effect as short sales.

Debt Securities

     The funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds"), and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by the funds or the portion of a fund's assets that may be invested in debt securities in a particular ratings category, except that Acorn International may not invest more than 20% of its assets in securities rated below investment grade or considered by the Adviser to be of comparable credit quality. Neither Acorn Fund nor Acorn International expects to invest more than 5% of its net assets in such securities during the current fiscal year. Acorn USA, Acorn Twenty and Acorn Foreign Forty does not intend to invest more than 20% of its total assets in debt securities nor more than 5% of its total assets in securities rated at or lower than the lowest investment grade.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, the junk bond market may be severely disrupted, and issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a fund may have greater difficulty selling its portfolio securities. See "Purchasing and Redeeming Shares - Net Asset Value." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions. A more complete description of the characteristics of bonds in each ratings category is included in the appendix to this SAI.

Illiquid Securities

     The funds may not invest in illiquid securities, including restricted securities and OTC derivatives, if as a result they would comprise more than 10% of the value of the net assets of Acorn Fund, or more than 15% of the value of the net assets of each of Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty.

     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at a fair value as determined in good faith by the board of trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, Acorn Fund should be in a position where more than 10% of the value of its net assets are invested in illiquid assets, including restricted securities and OTC derivatives (or more than 15% of the value of the net assets of each of Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty), that fund will take appropriate steps to protect liquidity.

     Notwithstanding the above, a fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. WAM, under the supervision of the board of trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a fund's restriction of investing no more than 10% (for Acorn Fund) or 15% (for Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty) of its assets in illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination WAM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security.
In addition, WAM could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and (4) nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the funds' holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that a fund does not invest more than the specified percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Repurchase Agreements

     Repurchase agreements are transactions in which a fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a fund will enter into repurchase agreements only with banks and dealers WAM believes present minimum credit risks in accordance with guidelines approved by the board of trustees. WAM will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, WAM's prior dealings with the institution, any rating of the institution's senior long-term debt by independent rating agencies, and other relevant factors.

     A fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on a fund's ability to sell the collateral and the fund could suffer a loss.
However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

     At present, Acorn USA, Acorn Twenty and Acorn Foreign Forty are the only funds that invest in repurchase agreements, and then only with respect to not more than 5% of their respective total assets. Acorn Fund and Acorn International have no present intention of investing in repurchase agreements.

When-Issued and Delayed Delivery Securities; Reverse Repurchase Agreements

     The funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before the settlement date if WAM deems it advisable for investment reasons. A fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed delivery basis.

     A fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time a fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, assets of the fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a fund, may increase NAV fluctuation. The funds have no present intention of investing in reverse repurchase agreements.

Temporary Strategies

     The funds have the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, WAM may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a fund temporarily may hold cash (U.S. dollars, foreign currencies, multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. issuers (or, in the case of Acorn Fund, Acorn International and Acorn Foreign Forty, those of foreign issuers), and most or all of the fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when, or for how long a fund might employ defensive strategies.

     In addition, pending investment of proceeds from new sales of fund shares or to meet ordinary daily cash needs, a fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Portfolio Turnover

     Although the funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Under normal conditions, the funds' portfolio turnover rate will be below 50%. A high rate of portfolio turnover, if it should occur, would result in increased transaction expenses which must be borne by each fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Line of Credit

     Acorn maintains a line of credit with a bank in order to permit borrowing on a temporary basis to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by the funds would be subject to each fund's restrictions on borrowing under "Investment Restrictions," below.


                            Investment Restrictions

Acorn Fund
     In pursuing its investment objective Acorn Fund will not:


     1. Invest more than 5% of its assets (valued at time of investment) in securities of any one issuer, except in government obligations;

     2.   Acquire securities of any one issuer which at the time of investment
          (a) represent more than 10% of the voting securities of the issuer or
          (b) have a value greater than 10% of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

     4. Invest more than 5% of its assets (valued at time of investment) in securities of issuers with less than three years' operation (including predecessors);

     5. Purchase or retain securities of a company if all of the trustees and officers of the Trust and of its investment adviser who individually own beneficially more than 1/2% of the securities of the company collectively own beneficially more than 5% of such securities;

     6. Borrow money except (a) from banks for temporary or emergency purposes at fixed rates of interest in amounts not exceeding 10% of the value of the fund's assets at the time of borrowing, and (b) in connection with transactions in options and in securities index futures [the fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets];

     7. Pledge, mortgage or hypothecate its assets, except for temporary or emergency purposes and then to an extent not greater than 15% of its assets at cost, and except in connection with transactions in options and in securities index futures;

     8. Underwrite the distribution of securities of other issuers; however the fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the fund could be regarded as an underwriter as defined by that act with respect to such resale; but the fund will limit its total investment in restricted securities and in other securities for which there is no ready market to not more than 10% of its total assets at the time of acquisition;

     9. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     10. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     11. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

     12. Sell securities short or maintain a short position, except short sales against-the-box;

     13. Participate in a joint or on a joint or several basis in any trading account in securities;

     14. Invest in companies for the purpose of management or the exercise of control;

     15. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     It is also a fundamental policy of Acorn Fund to make loans to the extent that investment in debt securities may be considered to constitute the making of loans (subject to the 10% limitation stated in restriction 8 above).

Acorn International

     In pursuing its investment objective Acorn International will not:

     1. With respect to 75% of the value of the fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

     2. Acquire securities of any one issuer that at the time of investment (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry;

     4. Make loans, but this restriction shall not prevent the fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures. [The fund will not purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.];

     6. Underwrite the distribution of securities of other issuers; however the fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the fund could be regarded as an underwriter as defined by that act with respect to such resale; but the fund will limit its total investment in restricted securities and in other securities for which there is no ready market, including repurchase agreements maturing in more than seven days, to not more than 15% of its total assets at the time of acquisition;

     7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

     8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) forward contracts;

     9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

     10. Sell securities short or maintain a short position, except short sales against-the-box.

     11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Acorn USA

     In pursuing its investment objective Acorn USA will not:

     1. With respect to 75% of the value of the Fund's total assets, invest more than 5% of its total assets (valued at time of investment) in securities of a single issuer, except securities issued or guaranteed by the government of the U.S., or any of its agencies or instrumentalities;

     2.  Acquire securities of any one issuer which at the time of investment
     (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government securities;

     4. Make loans, but this restriction shall not prevent the Fund from (a) buying a part of an issue of bonds, debentures, or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions, (b) investing in repurchase agreements, or (c) lending portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     5. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

     6. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

     7. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     8. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

     9. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

     10. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

Acorn Twenty and Acorn Foreign Forty

     In pursuing its investment objective each of Acorn Twenty and Acorn Foreign Forty will not:

     1.  Acquire securities of any one issuer which at the time of investment
     (a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     2. With respect to 50% of the value of the Fund's total assets, purchase the securities of any issuer (other than cash items and U.S. government securities and securities of other investment companies) if such purchase would cause the Fund's holdings of that issuer to exceed 5% of the Fund's total assets;

     3. Invest more than 25% of its total assets in a single issuer (other than U.S. government securities);

     4. Invest more than 25% of its total assets in the securities of companies in a single industry (excluding U.S. government securities);

     5. Make loans, but this restriction shall not prevent the Fund from (a) investing in debt securities, (b) investing in repurchase agreements, or
     (c) lending its portfolio securities, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan);

     6. Borrow money except (a) from banks for temporary or emergency purposes in amounts not exceeding 33% of the value of the Fund's total assets at the time of borrowing, and (b) in connection with transactions in options, futures and options on futures;

     7. Underwrite the distribution of securities of other issuers; however, the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

     8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     9. Purchase and sell commodities or commodity contracts, except that it may enter into (a) futures and options on futures and (b) foreign currency contracts;

     10. Make margin purchases of securities, except for use of such short-term credits as are needed for clearance of transactions and except in connection with transactions in options, futures and options on futures;

     11. Issue any senior security except to the extent permitted under the Investment Company Act of 1940.

     The above restrictions (except the bracketed language) for each fund are "fundamental," which means that they cannot be changed without the approval of the lesser of (i) 67% of each fund's shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each fund's outstanding shares.

     In addition, Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty are subject to a number of restrictions that may be changed by the board of trustees without shareholder approval. Under those non-fundamental restrictions, the funds will not:

     a. Acquire securities of other registered investment companies except in compliance with the Investment Company Act of 1940;

     b. Invest more than 33% of its total assets (valued at time of investment) in securities of foreign issuers [this restriction applies only to Acorn Fund];

     c. Invest more than 15% of its total assets in the securities of foreign issuers [this restriction applies only to Acorn Twenty].

     c. Invest more than 10% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, not including securities represented by American Depository Receipts [this restriction applies only to Acorn USA].

     e. Invest more than 15% of its total assets in securities of United States issuers, under normal market conditions [this restriction applies only to Acorn Foreign Forty].

     d. Invest in companies for the purpose of management or the exercise of control;

     e. Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales, options, futures and options on futures;

     f. Invest more than 10% of its total assets (valued at the time of investment) in restricted securities [this restriction applies only to Acorn Fund, Acorn International and Acorn USA];

     g. Invest more than 15% of its net assets (valued at time of investment) in illiquid securities, including repurchase agreements in maturing in more than seven days; and

     h. Make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities.

     Notwithstanding the foregoing investment restrictions, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty may purchase securities pursuant to the exercise of subscription rights, provided that, in the case of Acorn International and Acorn USA, such purchase will not result in either fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of Acorn International's portfolio securities with the result that the fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising its rights.

                            Performance Information

     From time to time the funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

     Average Annual Total Return is computed as follows:

          ERV = P(1+T)/n/

     Where: P = the amount of an assumed initial investment in shares of a fund T = average annual total return n = number of years from initial investment to the end of the period
             ERV = ending redeemable value of shares held at the end of the period

     For example, as of December 31, 1998 the Total Return and Average Total Return on a $1,000 investment in each fund for the following periods were:

ACORN FUND
----------                                              Average Annual
                                       Total Return      Total Return
                                       ------------     --------------

1 year.............................            6.02%             6.02%
5 years............................           81.55%            12.67%
10 years...........................          352.81%            16.29%
Life of Fund (inception 6/10/70)...         7976.85%            16.61%

ACORN INTERNATIONAL
-------------------                                     Average Annual
                                       Total Return      Total Return
                                      --------------    --------------

1 year.............................           15.43%            15.43%
3 years............................           39.53%            11.74%
5 years............................           46.20%             7.89%
Life of Fund (inception 9/23/92)...          133.05%            14.45%

ACORN USA
---------                                               Average Annual
                                       Total Return      Total Return
                                       -------------    --------------
1 Year.............................            5.79%             5.79%
Life of Fund (inception 9/4/96)....           63.05%            23.46%


ACORN TWENTY
------------                                            Average Annual
                                       Total Return      Total Return
                                       -------------    --------------

Life of Fund (inception 11/23/98)              7.10%          N/A


ACORN FOREIGN FORTY
-------------------
                                                        Average Annual
                                       Total Return      Total Return
                                       --------------   --------------

Life of Fund (inception 11/23/98)             10.00%          N/A


     The funds impose no sales charges and pay no distribution expenses. Income taxes are not taken into account. Performance figures quoted by the funds are not necessarily indicative of future results. Each fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information about past performance is useful in reviewing a fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     The funds may note their mention or recognition in newsletters, newspapers, magazines, or other media. Portfolio managers and other members of WAM's staff may make presentations at conferences or trade shows, appear on television or radio programs, or conduct or participate in telephone conference calls, and the Funds may announce those presentations, appearances or calls to some or all shareholders, or to potential investors in the Funds. Biographical and other information about a Fund's portfolio manager, including information about awards received by that portfolio manager or mentions of the manager in the media, may also be described or quoted in Fund advertisements or sales literature.

     Ralph Wanger's book, A Zebra in Lion Country: Ralph Wanger's Investment Survival Guide (Simon & Schuster, 1997) may be advertised from time to time, and mention of the book may be made in fund sales literature. Mr. Wanger's book describes the investment philosophies and techniques that have guided his management of the Acorn funds over the last few decades. He has been portfolio manager of Acorn Fund since it was founded by Irving Harris in 1970. On May 22-23, 1999 only, copies of Mr. Wanger's book will be available free of charge to attendees of the Los Angeles Times 3rd Annual Investment Strategies Conference.

     In advertising and sales literature, each fund's performance may be compared with those of market indexes and other mutual funds. In addition to the performance information described above, a fund might use comparative performance as computed in a ranking or rating determined by Lipper Analytical Services, Inc., an independent service that monitors the performance of over 1,000 mutual funds, Morningstar, Inc., or another service.

     The funds may also use statistics to indicate volatility or risk. The premise of each of these measures is that greater volatility connotes greater risk undertaken in achieving performance. One measure of volatility is beta. Beta is the volatility of a fund's total return relative to the movements of a benchmark index. A beta greater than one indicates volatility greater than the index, and a beta of less than one indicates a volatility less than the index. Another measure of volatility is R-squared. It reflects the percentage of a fund's price movements that are explained by movements in the benchmark index. An R-squared of 1.00 indicates that all movements of a fund's price are completely explained by movements in the index. Generally, a higher R-squared will indicate a more reliable beta figure. Alpha is a measure used to discuss a fund's relative performance. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return of a fund is based on how historical movements of the benchmark index and historical performance of a fund compare to the benchmark index. The expected return is computed by multiplying the advance or decline in a market represented by a fund's beta. A positive alpha quantifies the value that a fund manager has added and a negative alpha quantifies the value that a fund manager has lost. Beta and R-squared are calculated by performing a least squares linear regression using five years of monthly total return figures for each portfolio and benchmark combination. Alpha is calculated by taking the difference between the average monthly portfolio return and the beta-adjusted average monthly benchmark return. The result of this calculation is then geometrically annualized.

     The following are some benchmark indices utilized by the funds: Salomon Brothers Extended Market Index ("EMI"), an index of the bottom 20% of institutionally investable capital of countries, selected by Salomon, excluding the U.S.; Morgan Stanley's Europe, Australasia Far East Index ("EAFE"), an index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada; the Standard & Poor's 500 Stock Index ("S&P 500"), a broad, market-weighted average of U.S. blue-chip companies; the Standard & Poor's MidCap 400 ("S&P 400"), also a broad, market-weighted average of U.S. companies in the next tier down in size from the S&P 500; and the Russell 2000 Index, an index formed by taking the largest 3,000 small companies in the U.S. and eliminating the largest 1,000 of those companies, leaving an unweighted index of 2000 small companies. All indexes are unmanaged and include reinvested dividends.

     As of December 31, 1998, some statistics for the funds are as follows:

                                         R2       Beta   Alpha
                                     ----------   ----   ------
     Acorn Fund
     ----------
               vs. S&P 500                 0.70   0.89   -6.90%
               vs. Russell 2000            0.82   0.79    5.74%

     Acorn International
    --------------------
               vs. EMI Ex U.S.             0.68   0.80    4.29%
               vs. EAFE                    0.63   0.70    1.58%

     Other measures of volatility and relative performance may be used as appropriate. All such measures will fluctuate and do not represent future results.

                              Investment Adviser

     Wanger Asset Management, L.P. ("WAM"), serves as the investment adviser for the funds and for other institutional accounts. As of the date of this SAI, WAM has approximately $7 billion under management, including the funds. WAM is a limited partnership managed by its general partner, Wanger Asset Management, Ltd. ("WAM Ltd."), whose stockholders are Ralph Wanger, Charles P. McQuaid, Leah
J. Zell, Marcel P. Houtzager, Robert A. Mohn, John H. Park. and Margaret M. Forster. Ralph Wanger is the president of WAM Ltd. On matters submitted to the shareholders of WAM Ltd., each shareholder has one vote (or a lesser vote in the case of new shareholders). With certain exceptions (including for extraordinary transactions, for which Mr. Wanger's consent is required), decisions are made by majority vote. WAM commenced operations in 1992.

     WAM furnishes continuing investment supervision to the funds under an investment advisory agreement (the "Agreement") and is responsible for overall management of the funds' business affairs. It furnishes office space, equipment and personnel to the funds; it assumes substantially all expenses for bookkeeping, and assumes the expenses of printing and distributing the funds' prospectus and reports to prospective investors. The Agreement will continue in effect as to each fund through June 30, 1999, and thereafter from year to year so long as its continuance as to each fund is approved at least annually by (i) the board of trustees of Acorn or by the holders of a majority of that fund's outstanding voting securities as defined by the Investment Company Act of 1940 and (ii) a majority of the members of Acorn's board of trustees who are not otherwise affiliated with Acorn or WAM, cast in person at a meeting called for that purpose. Any amendment to the Agreement must be approved in the same manner. The Agreement may be terminated as to a fund without penalty by the vote of the board of trustees of Acorn or the shareholders of that fund (by a majority as defined in the 1940 Act) on sixty days' written notice to WAM or by WAM on sixty days' notice to the fund, and will terminate automatically in the event of its assignment. The fees payable by a fund under the Agreement are the obligation only of that fund and impose no liability on the other funds.

     The advisory fees the funds pay to WAM are calculated daily and paid monthly, at the annual rates shown below:

     Acorn Fund

               Average Daily Net Assets            Rate of Fee
               ------------------------            -----------

               First $700 million                     0.75%
               $700 million to $2 billion             0.70%
               In excess of $2 billion                0.65%

     Acorn International

               Average Daily Net Assets            Rate of Fee
               ------------------------            -----------

               First $100 million                     1.20%
               $100 million to $500 million           0.95%
               In excess of $500 million              0.75%

     Acorn USA

               Average Daily Net Assets            Rate of Fee
               ------------------------            -----------

               First $200 million                     0.95%
               In excess of $200 million              0.90%

     Acorn Twenty

                                                   Rate of Fee
                                                   -----------

                                                      0.90%

     Acorn Foreign Forty

                                                   Rate of Fee
                                                   -----------

                                                      0.95%

     The advisory fees paid to WAM by each fund for the fiscal years ended December 31. 1998, 1997 and 1996 were as follows:

------------------------------------------------------------------------------------------------------------------------
        Fund                                      1998                           1997                           1996
------------------------------------------------------------------------------------------------------------------------
Acorn Fund                                     $24,905,000                    $14,349,000                    $12,437,000
------------------------------------------------------------------------------------------------------------------------
Acorn International                            $14,124,000                    $16,235,000                    $13,255,000
------------------------------------------------------------------------------------------------------------------------
Acorn USA                                      $ 2,336,000                    $ 1,199,000                    $   101,000
------------------------------------------------------------------------------------------------------------------------
Acorn Twenty                                   $  26,000**                            ---                            ---
------------------------------------------------------------------------------------------------------------------------
Acorn Foreign Forty                            $  11,000**                            ---                            ---
------------------------------------------------------------------------------------------------------------------------

     *From inception on September 4, 1996.
     **From inception on November 23, 1998.


     Acorn has a separate administrative services agreement with WAM under which WAM receives a fee, calculated daily and paid monthly, at the annual rate of
0.05 of 1% of each fund's average daily net assets. The funds pay the cost of custodial, stock transfer, dividend disbursing, audit and legal services, and membership in trade organizations. They also pay other expenses such as the cost of maintaining the registration of their shares under federal law, complying with state securities laws, proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums and the fees of trustees not affiliated with WAM.

                                  Distributor

     Shares of each fund are offered for sale by WAM Brokerage Services, L.L.C. ("WAM BD") without any sales commissions, 12b-1 fees or other charges to the funds or their shareholders. WAM BD is wholly-owned by WAM and WAM Ltd. All distribution expenses relating to the funds are paid by WAM, including the payment or reimbursement of any expenses incurred by WAM BD. The Distribution Agreement for Acorn Fund, Acorn International and Acorn USA will continue in effect through December 31, 1999 and thereafter from year to year provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Distribution Agreement for Acorn Twenty and Acorn Foreign Forty will continue in effect through June 30, 1999 and thereafter from year to year provided such continuance is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the Trust, and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party.

     The Trust has agreed to pay all expenses in connection with registration of its shares with the Securities and Exchange Commission and any auditing and filing fees required in compliance with various state securities laws. WAM bears all sales and promotional expenses, including the cost of prospectuses and other materials used for sales and promotional purposes by WAM BD.

WAM BD offers the funds' shares only on a best efforts basis. WAM BD is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

                                   The Trust

     The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust dated April 21, 1992 (the "Declaration of Trust"). The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series as the board of trustees may authorize. Any such series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights or privileges as the trustees may determine. The shares of the funds are not currently divided into classes. Acorn Fund, Acorn International, Acorn USA, Acorn Twenty and Acorn Foreign Forty are the only series of the Trust currently being offered. The board of trustees may authorize the issuance of additional series if deemed advisable, each with its own investment objective, policies and restrictions. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

     Under Massachusetts law, the shareholders of the Trust may, under certain circumstances believed to be remote, be held personally liable for the Trust's obligations. However, the Declaration of Trust disclaims liability of shareholders and the Trust's trustees and officers for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the assets of the Trust of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

     On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except that shares are voted by individual series when required by the Investment Company Act of 1940 or other applicable law, or when the board of trustees determines that the matter affects only the interests of one series, in which case shareholders of the unaffected series are not entitled to vote on such matters. All shares of the Trust are voted together in the election of trustees.

                             Trustees and Officers

     The board of trustees has overall responsibility for the Trust's and the Funds' affairs. The trustees and officers of the Trust, their dates of birth and their principal business activities during the past five years are:

Name and Date of         Position(s)         Principal Occupation(s) During Past Five Years
----------------         ----------          -----------------------------------------------
Birth                    Held with the
-----                    -------------
                         Trust
                         -----

Irving B. Harris         Trustee and         Chairman of the executive committee and director, Pittway Corporation
8/4/1910                 chairman            (multi-product manufacturer and publisher); Chairman, William Harris
                                             Investors, Inc. (investment adviser); Chairman, The Harris Foundation
                                             (charitable foundation); Director, Teva Pharmaceutical Industries, Inc.
                                             (pharmaceutical manufacturer)

Ralph Wanger*            Trustee and         Trustee and President, Wanger Advisors Trust; Director, Wanger Investment
6/21/1934                President           Company plc; Principal, Wanger Asset Management, L.P.

James H. Lorie           Trustee and Vice    Eli B. and Harriet B. Williams Professor of Business Administration
2/23/1922                Chairman            Emeritus, University of Chicago Graduate School of Business; director,
                                             Thornburg Mortgage Asset Corp. (REIT) and Santa Fe Natural Tobacco

Leo A. Guthart           Trustee             Vice Chairman, Pittway Corporation (multi-product manufacturer and
9/26/1937                                    publisher); chief executive officer, Pittway Corporation's Security Group of Companies which include ADEMCO (manufacturer of alarm equipment), ADI
                                             (distributor of security equipment), Fire Burglary Instruments (supplier of security control panels), First Alert Professional (alarm dealers),
                                             Alarm Net (cellular radio service) and Cylink Corporation (supplier of encryption equipment)(chairman); director, AptarGroup, Inc. (producer of dispensing valves, pumps and closures); chairman of the board of trustees,
                                             Hofstra University; chairman, Tech Transfer Island Corp. (private investment partnership); director, Long Island Research Institute.

Jerome Kahn, Jr.         Trustee             President, William Harris Investors, Inc. (investment adviser); director,
4/13/1934                                    Pittway Corporation (multi-product manufacturer and publisher)

David C. Kleinman        Trustee             Senior lecturer in business administration, University of Chicago Graduate
10/12/1935                                   School of Business; business consultant;  Director, Irex Corporation
                                             (insulation contractor)

Charles P. McQuaid*      Trustee and         Trustee and Senior Vice President, Wanger Advisors Trust; Principal and
8/27/1953                Senior Vice         Director of Research, Wanger Asset Management, L.P.
                         President

Name and Date of         Position(s)         Principal Occupation(s) During Past Five Years
----------------         ----------          -----------------------------------------------
Birth                    Held with the
-----                    -------------
                         Trust
                         -----

Roger S. Meier           Trustee             President, AMCO, Inc. (investment and real estate management); director,
1/18/1926                                    Fred Meyer, Inc. (retail chain); Director, Red Lion Inns Limited
                                             Partnership (hotel chain); Director and advisory board member, Key Bank of
                                             Oregon (banking); Chairman of Investment Council and member of Committee of Legacy Systems (hospital); Executive Director and Chairman of investment committee, Portland Art Museum

Allan B. Muchin          Trustee             Partner, Katten, Muchin & Zavis (law firm); Director, Alberto-Culver
1/10/1936                                    Company (toiletries).

Robert E. Nason          Trustee             Director, Hach Company (manufacturer and distributor of water testing and
7/29/1936                                    monitoring products and agents); Director, Fairfax Insurance Limited
                                             (privately owned insurance company); from 1990-1998, Executive Partner and chief executive officer, member of the executive committee and member of the policy board of Grant Thornton International (public accounting firm).

Katherine Schipper       Trustee             Eli B. and Harriet B. Williams Professor of Accounting, KPMG Peat Marwick
10/04/1949                                   Faculty Research Scholar and Director of the Institute of Professional
                                             Accounting, University of Chicago Graduate School of Business.

Margaret M. Forster      Vice President      Analyst and Portfolio Manager, Wanger Asset Management, L.P., since 1994;
1/28/1960                                    assistant professor of finance, Kellogg Graduate School of Management,
                                             Northwestern University, 1993-1994.
Marcel P. Houtzager      Vice President      Vice President, Wanger Advisors Trust; Principal, analyst and portfolio
10/26/1960                                   manager, Wanger Asset Management, L.P.

Kenneth A. Kalina        Assistant           Assistant Treasurer, Wanger Advisors Trust; Fund controller, Wanger Asset
8/4/1959                 Treasurer           Management, L.P., since September 1995; prior thereto, treasurer of the
                                             Stein Roe Mutual Funds.

Bruce H. Lauer           Vice President,     Vice President and treasurer, Wanger Advisors Trust; chief administrative
7/22/1957                Assistant           officer, Wanger Asset Management, L.P. since April 1995; director, Wanger
                         Secretary and       Investment Company plc; prior thereto, first vice president, investment
                         Treasurer           accounting, Kemper Financial Services, Inc.

Robert A. Mohn           Vice President      Vice President, Wanger Advisors Trust; principal, analyst and portfolio
9/13/1961                                    manager, Wanger Asset Management, L.P.

John H. Park             Vice President      Vice President, Wanger Advisors Trust; principal, analyst and portfolio
5/30/1967                                    manager, Wanger Asset Management. L.P. (since 1993); analyst.

Mark H. Yost             Vice President      Analyst and portfolio manager, Wanger Asset Management. L.P., since
6/28/1963                                    October 1995; co-portfolio manager, Wanger U.S. Smaller Companies Fund since June 2997; portfolio manager of WAM Yost Partnership, L.P.; prior thereto, investment analyst, First Chicago Corporation.

Name and Date of         Position(s)         Principal Occupation(s) During Past Five Years
----------------         ----------          -----------------------------------------------
Birth                    Held with the
-----                    -------------
                         Trust
                         -----

Leah J. Zell             Vice President      Vice President, Wanger Advisors Trust; principal, analyst and portfolio
5/23/1949                                    manager, Wanger Asset Management, L.P.

     *Messrs. McQuaid and Wanger are trustees who are interested persons of Acorn as defined in the Investment Company Act of 1940, and of WAM. Messrs. Harris, Lorie, and Wanger are members, and Mr. McQuaid is an alternate member, of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions. As of December 1, 1998, the trustees and officers of Acorn as a group owned beneficially less than 1% of the outstanding shares of the funds.

     Mr. Wanger and Ms. Zell are married to each other.

     At January 31, 1999, the State of Illinois Deferred Compensation Plan, 604 Stratton Office Building, Springfield, IL 62706, held 19,974,389 shares, and Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104, ("Schwab") held 11,379,160 shares of Acorn Fund as owners of record, but not beneficially (9.80% and 5.58% of the outstanding shares, respectively). Schwab held 12,682,052 shares of Acorn International (15.40% of the outstanding shares) as owner of record, but not beneficially. Schwab held 2,323,554 shares, and National Financial Services Corporation, P.O. Box 3098, Church Street Station, New York, NY 10008, Donaldson Lufkin & Jenrette Securities Corp, P.O. Box 2052, Jersey City, NJ 07303, and Firstcinco Reinvest, P.O. Box 640229, Cincinnati, OH 45264, held 1,304,791, 1,213,449 and 1,158,744 shares, of Acorn USA (12.39%,
6.96%, 6.47% and 6.18% of the outstanding shares, respectively) as owners of record, but not beneficially.

     During 1998 the funds paid fees aggregating $302,000 to board members who were not affiliated with WAM. The following table sets forth the total compensation, (including any amounts deferred, as described below) paid by the Trust during the fiscal year ended December 31, 1998 to each of the trustees of the Trust:

                               Aggregate      Aggregate       Aggregate         Aggregate         Aggregate           Total
-------------------------        Comp.          Comp.         Comp.from        Comp. from        Comp. from            Comp.
                              from Acorn      from Acorn      Acorn USA           Acorn             Acorn              from
Name of Trustee                  Fund             Int.                           Twenty+           Foreign             Fund
                                                                                                    Forty+          Complex (5)
-------------------------------------------------------------------------------------------------------------------------------
Irving B. Harris                60,800            27,500         2,700               0                0               $91,000
Leo A. Guthart                  23,450            10,500         1,050               0                0               $35,000
Jerome Kahn, Jr.                23,450            10,500         1,050               0                0               $35,000
David C. Kleinman               23,450            10,500         1,050               0                0               $35,000
James H. Lorie                  23,950            10,500         1,050               0                0               $35,500
Charles P. McQuaid                   0                 0             0               0                0                     0
Roger S. Meier                  23,450            10,500         1,050               0                0               $35,000
Adolph Meyer, Jr.*              19,430             8,700           870               0                0               $29,000
Allan B. Muchin**                1,452               650            65               0                0               $ 2,167
Robert E. Nason**                1,452               650            65               0                0               $ 2,167
Katherine Schipper**             1,452               650            65               0                0               $ 2,167
Ralph Wanger                         0                 0             0               0                0                     0
--------------------------------------------------------------------------------------------------------------------------------

     +   Since November 23, 1998.
     *   Served on the Board of the Trust until December 31, 1998.
     ** Elected to the Board of the Trust effective December 1, 1998.


     The officers and trustees affiliated with WAM serve without any compensation from the Trust. Acorn has adopted a deferred compensation plan (the "Plan") for its non-interested trustees. Under the Plan, the trustees who are not "interested persons" of Acorn or WAM ("participating trustees") may defer receipt of all or a portion of their compensation from the Trust in order to defer payment of income taxes or for other reasons. The deferred compensation payable to a participating trustee is credited to a book reserve account as of the business day such compensation would have been paid to such trustee. The deferred compensation accrues income from the date of credit in an amount equal to the amount that would have been earned had such deferred compensation (and all income earned thereon) been invested and reinvested in shares of one or more of the funds. If a participating trustee retires, such trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to that trustee's beneficiaries. Each fund's obligation to make payments under the Plan is a general obligation of that fund. No fund is liable for any other fund's obligations to make payments under the Plan.

                        Purchasing and Redeeming Shares

     Purchases and redemptions are discussed in the funds' prospectus under the headings "Your Account How to Buy Shares" and "Your Account How to Sell Shares." All of that information is incorporated herein by reference.

     Acorn may from time to time authorize certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders on behalf of the funds. Some of those authorized agents may charge transaction fees for their services. For purchase orders placed through an authorized agent, a shareholder will pay the fund's NAV per share (see "Purchasing and Redeeming Shares - Net Asset Value," below) next computed after the receipt by the authorized agent of such purchase order, plus any applicable transaction charge imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any redemption fees imposed by the agent.

     In some instances, an authorized agent will not charge any transaction fees directly to investors in a fund. However, for accounting and shareholder servicing services provided by such agent with respect to fund share accounts held on behalf of its customers, the agent may charge a fee, generally a percentage of the annual average value of those accounts. WAM pays any such fees.

Net Asset Value

     Share purchase and redemption orders will be priced at a fund's NAV next computed after such orders are received and accepted by: (i) Acorn's transfer agent; (ii) a broker-dealer or other financial services company authorized by Acorn to accept purchase and redemption orders on the fund's behalf; or (iii) such authorized broker-dealer's designee. Each fund's NAV is determined only on days on which the New York Stock Exchange ("NYSE") is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January, the third Monday in February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving, and Christmas. If one of those holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

     Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the funds not reasonably practicable.

     For purposes of computing the NAV of a fund share, a security traded on a securities exchange, or in an over-the-counter market in which transaction prices are reported, is valued at the last sale price at the time of valuation. A security for which there is no reported sale on the valuation date is valued at the mean of the latest bid and ask quotations or, if there is no ask quotation, at the most recent bid quotation. Securities for which quotations are not available, or for which the market quotation is determined not to represent a fair value, and any other assets are valued at a fair value as determined in good faith by the board of trustees. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the board of trustees.

     Trading in the foreign securities of the funds' portfolios may take place in various foreign markets at certain times and on certain days (such as Saturday) when the NYSE is not open for business and the funds do not calculate their NAVs. Conversely, trading in the funds' foreign securities may not occur at times and on days when the NYSE is open. Because of the different trading hours in various foreign markets, the calculation of NAV does not take place contemporaneously with the determinations of the prices of many of the funds' foreign securities. Those timing differences may have a significant effect on a fund's NAV.

     Acorn has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of a fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities. If a redemption is made in kind, the redeeming shareholder would bear any transaction costs incurred in selling the securities received.

     Due to the relatively high cost of maintaining smaller accounts, Acorn reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time the account value falls below $1,000 because of share redemptions. An investor will be notified that the value of his account is less than that minimum and allowed at least 30 days to bring the value of the account up to at least $1,000 before the redemption is processed. The Agreement and Declaration of Trust also authorizes Acorn to redeem shares under certain other circumstances as may be specified by the board of trustees.

     WAM acts as a shareholder servicing agent for the Reich & Tang Money Funds (the "Money Funds") in connection with an exchange plan between the Acorn funds and the Money Funds (the "Switch Plan"). For its services it receives a fee at the rate of 0.35% of the average annual net assets of each account in a Money Fund established through the Switch Plan, pursuant to a 12b-1 plan adopted by the Money Funds.

                          Additional Tax Information

     Each fund intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") so as to avoid payment of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

     At the time of your purchase, a fund's NAV may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by that fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, will be taxable either as a dividend or capital gain distribution, whether received in cash or reinvested in additional shares. For federal income tax purposes, any distribution that is paid in January but that was declared in the prior calendar year is deemed paid in the prior calendar year.

     You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gains. The Internal Revenue Service Restructuring and Reform Act of 1998 eliminated the requirement that capital assets be held for more than 18 months in order to be taxed at the lowest rate in effect under current law, and instead permits capital assets to be so taxed if held for more than one year. This change applies generally to sales transactions which occur during taxable years ending after December 31, 1997. You will be subject to income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gains are taxable to you as long-term capital gains (currently taxed at a maximum rate of 20%) regardless of the length of time you have held your shares. Long-term gains are those derived from securities held by the Fund for more than one year.

     You will be advised annually as to the source of distributions for tax purposes. If you are not subject to tax on your income, you will not be required to pay tax on these amounts. If you realize a loss on the sale of fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

     Under certain circumstances, Acorn may be required to withhold 31% federal income tax ("backup withholding") from dividend, capital gain and redemption payments to you. Backup withholding may be required if: (a) you fail to furnish your social security or other tax identification number; (b) you fail to certify that your social security or tax identification number is correct and that you are not subject to backup withholding due to the underreporting of certain income; or (c) the IRS informs Acorn that your tax identification number is incorrect.

     These certifications are contained in the application that you complete when you open your fund account. Acorn must promptly pay the IRS all amounts withheld. Therefore, it is usually not possible for Acorn to reimburse you for amounts withheld. You may, however, claim the amount withheld as a credit on your federal income tax return.

     Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the income dividend paid by a fund will be increased; if the result is a loss, the income dividend paid by a fund will be decreased.

     Dividends paid by Acorn International and Acorn Foreign Forty are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of that fund's income consists of dividends paid by United States corporations. A portion of the dividends paid by Acorn Fund, Acorn USA and Acorn Twenty is expected to be eligible for the dividends-received deduction. Capital gain distributions paid from the funds are never eligible for this deduction.

     Income received by the funds from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of a fund's total assets at the close of its taxable year comprises securities issued by foreign corporations, that fund may file an election with the IRS to "pass through" to its shareholders the amount of foreign income taxes paid by that fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the fund; (ii) treat their pro rata share of foreign taxes as paid by them; and
(iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

     Each of Acorn International and Acorn Foreign Forty intends to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that it will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of Acorn International or Acorn Foreign Forty, if the foreign taxes paid by the fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and
(ii) the fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, including retirement plans qualified under
Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits. Acorn Fund, Acorn USA and Acorn Twenty do not expect to be able to "pass through" foreign tax credits.

                       Taxation of Foreign Shareholders

     The Code provides that dividends from net income, which are deemed to include for this purpose each shareholder's pro rata share of foreign taxes paid by Acorn International and Acorn Foreign Forty (see discussion of "pass through" of the foreign tax credit to U.S. shareholders), will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividend in the absence of a tax treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

                            Portfolio Transactions

     Portfolio transactions of the funds are placed with those securities brokers and dealers that WAM believes will provide the best value in transaction and research services for each fund, either in a particular transaction or over a period of time. Although some transactions involve only brokerage services, many involve research services as well.

     In valuing brokerage services, WAM makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     In valuing research services, WAM makes a judgment of the usefulness of research and other information provided to WAM by a broker in managing each fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy, and economic, financial, and political conditions and prospects, useful to WAM in advising that fund.

     The reasonableness of brokerage commissions paid by the funds in relation to transaction and research services received is evaluated by WAM's staff on an ongoing basis. The general level of brokerage charges and other aspects of each fund's portfolio transactions are reviewed periodically by the board of trustees and its committee on portfolio transactions.

     WAM is the principal source of information and advice to the funds, and is responsible for making and initiating the execution of investment decisions by the funds. However, the board of trustees recognizes that it is important for WAM, in performing its responsibilities to the funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the funds to take into account the value of the information received for use in advising the funds. The extent, if any, to which the obtaining of such information may reduce WAM's expenses in providing management services to the funds is not determinable. In addition, the board of trustees understands that other clients of WAM might benefit from the information obtained for the funds, in the same manner that the funds might benefit from information obtained by WAM in performing services to others.

     Transactions of the funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     Brokerage commissions incurred by each fund during the last three fiscal years, not including the gross underwriting spread on securities purchased in underwritten public offerings, were as follows:


    Fund                                                 1998                   1997                   1996
---------------------------------------------------------------------------------------------------------------
Acorn Fund                                             $2,766,000             $2,952,000             $3,440,000
Acorn International                                     4,111,000              5,350,000              3,929,000
Acorn USA                                                 305,000                216,000                 88,900*
Acorn Twenty                                               53,000**                  N/A                    N/A
Acorn Foreign Forty                                        41,000**                  N/A                    N/A

     * From commencement of operations on September 4, 1996.
     ** From commencement of operations on November 23, 1998.


     During 1998, each fund paid brokerage commissions in connection with portfolio transactions involving purchases and sales to brokers who furnished investment research services to the funds, as follows:

Fund                                           Brokerage Commissions                Purchases and Sales
--------------------------------------------------------------------------------------------------------------
Acorn Fund                                           $1,268,000                        $448 million
--------------------------------------------------------------------------------------------------------------
Acorn International                                  $3,619,000                        $1,019 million
--------------------------------------------------------------------------------------------------------------
Acorn USA                                            $   80,000                          $37 million
--------------------------------------------------------------------------------------------------------------
Acorn Twenty                                         $   22,000                           $9 million
--------------------------------------------------------------------------------------------------------------
Acorn Foreign Forty                                  $   37,000                          $12 million
--------------------------------------------------------------------------------------------------------------

     The funds and WAM each have adopted a code of ethics that, among other things, regulates the personal transactions in securities of certain officers, directors, partners and employees of Acorn and WAM. Although investment decisions for the funds are made independently from those for other investment advisory clients of WAM, it may develop that the same investment decision is made for one or more of the funds and one or more other advisory clients. If any of the funds and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

                                   Custodian

     State Street Bank and Trust Company, P.O. Box 8502, Boston Massachusetts 02266-8502 ("State Street") is the custodian for the funds. It is responsible for holding all securities and cash of the funds, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the funds, and performing other administrative duties, all as directed by authorized persons of the funds. State Street does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the funds. The funds have authorized State Street to deposit certain portfolio securities of the funds in central depository systems as permitted under federal law. The funds may invest in obligations of State Street and may purchase or sell securities from or to State Street.

                             Independent Auditors

     Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 audits and reports on the funds' annual financial statements, reviews certain regulatory reports and the funds' tax returns, and performs other professional accounting, auditing, tax, and advisory services when engaged to do so by the funds.

                    Appendix - Description of Bond Ratings

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, WAM believes that the quality of debt securities in which the funds invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Moody's Ratings

     Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa--Bonds rated Aa are judged to be high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa bonds.

     A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

S&P Ratings
     AAA--Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in higher rated categories.

     BB--B--CCC--CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                             FINANCIAL STATEMENTS


                                       Wanger Advisors Trust--1998 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                 Statement of Investments December 31, 1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
              Common Stocks--93.0%
              Information--39.4%
--------------------------------------------------------------------------------
              Broadcasting--2.1%
   250,600    Data Transmission Network (b)                           $7,236,075
              Data Services for Farmers

--------------------------------------------------------------------------------
              Television Programming--5.3%

   222,000    Liberty Media Group,                                    10,225,875
              Tele-Communications (b)
              CATV & Satellite Dish Programming

   330,200    United Video Satellite Group (b)                         7,800,975
              CATV & Satellite Dish Programming
--------------------------------------------------------------------------------
                                                                      18,026,850

--------------------------------------------------------------------------------
              Telephone Services--5.1%

   577,600    RCN Corporation (b)                                     10,216,300
              Metro Market: Voice, Video & Data Services

   193,300    Commonwealth Telephone (b)                               6,475,550
              Rural Market: Local, Long Distance
              & Internet Access

    68,600    Startec Global Communications (b)                          660,275
              International Telecommunications
--------------------------------------------------------------------------------
                                                                      17,352,125

--------------------------------------------------------------------------------
              Mobile Communications--6.6%

   411,000    Centennial Cellular (b)                                 16,851,000
              Cellular Franchises

   234,500    COMARCO (b)                                              5,628,000
              Wireless Network Testing
--------------------------------------------------------------------------------
                                                                      22,479,000

--------------------------------------------------------------------------------
              Telecommunications Equipment--2.2%

   425,900    Aspect Telecommunications (b)                            7,346,775
              Call Center Equipment

--------------------------------------------------------------------------------
              Instrument--0.7%

    85,000    Mettler Toledo (b)                                       2,385,314
              Laboratory Products

--------------------------------------------------------------------------------
              Business Software--1.5%

   314,000    JDA Software                                             3,041,875
              Software & Services for Retailers

   137,600    Systems & Computer Technology (b)                        1,892,000
              Enterprise Software & Services
--------------------------------------------------------------------------------
                                                                       4,933,875

--------------------------------------------------------------------------------
              Business Information and
              Marketing Services--1.1%

   353,400    Intelligent Information (b)                              2,385,450
              Technology Market Research

   178,100    InfoUSA, C1. B                                             935,025

   116,000    InfoUSA, C1. A                                             565,500
              Business Data for Sales Leads
--------------------------------------------------------------------------------
                                                                       3,885,975

--------------------------------------------------------------------------------
              Transaction Processors--3.6%

   247,300    National Data                                           12,040,418
              Credit Card & Health Claims Processor

--------------------------------------------------------------------------------
              Computer Hardware & Related Systems--8.0%

   417,100    Micros Systems (b)                                      13,712,164
              Information Systems for Restaurants & Hotels

   300,600    Kronos (b)                                              13,320,337
              Time Accounting Software & Clocks

--------------------------------------------------------------------------------
                                                                      27,032,501

--------------------------------------------------------------------------------
              Gaming Equipment--0.8%

   113,000    International Game Technology                            2,747,315
              Slot Machines & Progressive Jackpots

--------------------------------------------------------------------------------
              Computer Services--2.4%

   222,900    Sykes Enterprises (b)                                    6,798,450
              Call Center Services

   344,000    Aztec Technology Partners (b)                            1,247,000
              Technology Staffing Services

--------------------------------------------------------------------------------
                                                                       8,045,450

--------------------------------------------------------------------------------
              Information--Total                                     133,511,673

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 1998 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                 Statement of Investments December 31, 1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
              Health Care--9.7%
--------------------------------------------------------------------------------
              Biotechnology/Drug Delivery--0.5%

   117,000    Synaptic Pharmaceuticals (b)                            $1,755,000
              Receptor Targeted Drug Design

--------------------------------------------------------------------------------
              Health Care Services--9.2%

   506,800    Lincare Holdings (b)                                    20,557,075
              Home Health Care Services

   475,000    First Health (b)                                         7,867,187
              PPO Network

   321,500    Magellan Health Services (b)                             2,692,563
              Mental Health Services

--------------------------------------------------------------------------------
                                                                      31,116,825

--------------------------------------------------------------------------------
              Health Care--Total                                      32,871,825

              Consumer Goods/Services--2.7%
--------------------------------------------------------------------------------
              Retail--2.5%

   809,000    Host Marriott Services (b)                               8,393,375
              Fast Food Kiosks in Airports

--------------------------------------------------------------------------------
              Casinos--0.2%

   115,200    Monarch Casino & Resort (b)                                604,800
              Casino/Hotel in Reno

--------------------------------------------------------------------------------
              Consumer Goods/Services--Total                           8,998,175

              Finance--14.0%
--------------------------------------------------------------------------------
              Banks/Savings & Loans--2.8%

   111,500    Washington Mutual                                        4,257,906
              West Coast Savings & Loan

    90,000    Texas Regional Bancshares                                2,255,625
              TexMex Bank

    67,500    Peoples Bank Bridgeport                                  1,864,687
              Mortgage & Credit Card Lender

   157,500    Coast Contingency Rights (b)                             1,043,439
              Litigation Claim Against US Government

--------------------------------------------------------------------------------
                                                                       9,421,657

--------------------------------------------------------------------------------
              Finance Companies--0.7%

   232,000    World Acceptance (b)                                     1,508,000
              Personal Loans

    70,000    Americredit                                                966,875
              Auto Lending

--------------------------------------------------------------------------------
                                                                       2,474,875

--------------------------------------------------------------------------------
              Insurance--7.8%

   348,600    UICI (b)                                                 8,540,700
              Health Insurance

   403,900    Acceptance Insurance (b)                                 8,178,975
              Crop Insurance

    21,000    Markel (b)                                               3,801,000
              Property & Casualty Insurance

   135,000    AmerUs Life Holdings                                     3,020,625
              Annuities/Life Insurance

    92,000    Leucadia National                                        2,898,000
              Insurance Holding Company

--------------------------------------------------------------------------------
                                                                      26,439,300

--------------------------------------------------------------------------------
              Money Management--2.7%

    66,000    SEI Investments                                          6,558,750
              Mutual Fund Administration

   167,817    Baker Fentress                                           2,569,697
              Closed-End Investment Company

--------------------------------------------------------------------------------
                                                                       9,128,447

--------------------------------------------------------------------------------
              Finance--Total                                          47,464,279

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 1998 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                 Statement of Investments December 31, 1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
              Industrial Goods/Services--8.5%
--------------------------------------------------------------------------------
              Machinery--1.3%

   270,700    Farr (b)                                                $2,740,837
              Filters

    91,000    Vallen (b)                                               1,820,000
              Safety Products Distribution

--------------------------------------------------------------------------------
                                                                       4,560,837

--------------------------------------------------------------------------------
              Steel--1.2%

   232,400    Atchison Casting (b)                                     2,149,700
              Steel Foundries

   126,400    Schnitzer Steel                                          1,817,000
              Scrap Steel Processor

--------------------------------------------------------------------------------
                                                                       3,966,700

--------------------------------------------------------------------------------
              Specialty Chemicals--1.1%

   189,600    Lilly Industries, Cl. A                                  3,780,150
              Industrial Coatings

--------------------------------------------------------------------------------
              Other Industrial Services--4.9%

   476,200    Wackenhut, Cl. B                                        10,446,637
              Prison Management

   398,700    Insurance Auto Auctions (b)                              4,734,562
              Auto Salvage Services

   140,900    Compass International Services (b)                       1,497,062
              Collection Agencies

--------------------------------------------------------------------------------
                                                                      16,678,261

--------------------------------------------------------------------------------
              Industrial Goods/Services--Total                        28,985,948

              Energy/Minerals--15.9%
--------------------------------------------------------------------------------
              Independent Power--7.6%

   689,600    CalEnergy (b)                                           23,920,500
              Power Plants/Competitive Utility

    38,000    AES Corporation (b)                                      1,800,250
              Power Plants

--------------------------------------------------------------------------------
                                                                      25,720,750

--------------------------------------------------------------------------------
              Oil/Gas Producers--2.5%

   698,900    Tesoro Petroleum (b)                                     8,474,163
              Oil Refinery/Gas Reserves

   139,000    Tipperary (b)                                              147,687
              Oil & Gas Producer

--------------------------------------------------------------------------------
                                                                       8,621,850

--------------------------------------------------------------------------------
              Oil Refining/Marketing/Distribution--4.5%

   258,000    Atmos Energy                                             8,320,500
              Natural Gas Utility

   137,000    Equitable Resources                                      3,990,125
              Natural Gas Utility & Producer

   279,100    Dynegy                                                   3,052,656
              Natural Gas Processing/Marketing

--------------------------------------------------------------------------------
                                                                      15,363,281

--------------------------------------------------------------------------------
              Oil Services--1.3%

    93,000    J Ray McDermott (b)                                      2,272,687
              Offshore Construction Company

   198,000    GeoScience (b)                                           2,165,625
              Offshore Seismic Equipment

--------------------------------------------------------------------------------
                                                                       4,438,312

--------------------------------------------------------------------------------
              Energy/Minerals--Total                                  54,144,193

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 1998 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                 Statement of Investments December 31, 1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares or Principal
Amount
              Other Industries--2.8%
--------------------------------------------------------------------------------
              Real Estate--1.8%

    125,600   Forest City Enterprises Cl. A                          $3,297,000
              Shopping Centers

     64,900   Gaylord Entertainment (b)                               1,955,112
              Opryland Hotel & Other Assets

     45,000   Cornerstone Properties                                    703,125
              Downtown Office Buildings

--------------------------------------------------------------------------------
                                                                      5,955,237

--------------------------------------------------------------------------------
              Transportation--1.0%

    174,000   Hub Group (b)                                           3,371,250
              Freight Forwarder

     66,000   Trailer Bridge (b)                                        101,062
              Tug & Barge Transportation

--------------------------------------------------------------------------------
                                                                      3,472,312

--------------------------------------------------------------------------------
              Other Industries--Total                                 9,427,549

Total Common Stocks--93.0%                                          315,403,642
--------------------------------------------------------------------------------
(Cost: $265,298,784)

--------------------------------------------------------------------------------
Short-Term Obligations--7.6%

$13,412,000   Ford Motor Credit 5.21% Maturing 01/04/99              13,406,177

$12,469,000   State Street Bank Repurchase Agreement                 12,469,000
              4.25% Maturing 01/04/99; 12/31/98 Agreement
              Collateralized by U.S. Treasury Notes
--------------------------------------------------------------------------------
              (Amortized Cost: $25,875,177)                          25,875,177

--------------------------------------------------------------------------------
Total Investments--100.6%                                           341,278,819

              (Cost: $291,173,961)

Cash and Other Assets Less Liabilities--(0.6%)                       (2,159,938)
--------------------------------------------------------------------------------

Total Net Assets--100%                                             $339,118,881
================================================================================

     Notes to Statement of Investments:

(a) At December 31, 1998, for federal income tax purposes cost of investments was $291,578,447 and net unrealized appreciation was $49,700,372 consisting of gross unrealized appreciation of $79,338,202 and gross unrealized depreciation of $29,637,830.

(b)  Non-income producing security.

See accompanying notes to financial statements.

                                       Wanger Advisors Trust--1998 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap        Statement of Investments December 31, 1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares
              Common Stocks--96.6%

              Europe--66.0%
--------------------------------------------------------------------------------
              Germany/Austria--3.1%

    34,000    Rhoen Klinikum                                         $ 3,378,362
              Hospital Management

   160,000    Scala Business Solutions                                 1,037,684
              GIC Units (b)
              ERP Software (Austria)
--------------------------------------------------------------------------------
                                                                       4,416,046

--------------------------------------------------------------------------------

              Denmark--1.1%

    20,000    Vest Wood                                                1,602,639
              Furniture

--------------------------------------------------------------------------------
              Netherlands--5.9%

    92,000    Hunter Douglas                                           3,049,182
              Decorative Window Coverings

    44,000    Kempen                                                   2,339,851
              Stock Brokerage/Investment Management

   100,000    Unique International                                     2,291,255
              Human Resources

    26,051    Computer Service Solutions (b)                             617,720
              Computer Services
--------------------------------------------------------------------------------
                                                                       8,298,008

--------------------------------------------------------------------------------
              Finland--7.5%

   248,800    Talentum                                                 4,176,640
              Trade Journals & Multimedia

    90,000    Tieto, Cl. B                                             4,034,838
              Computer Services/Consulting

   150,000    Elcoteq Network                                          1,629,339
              Electrical Components

    70,000    Rapala Normark (b)                                         608,286
              Fishing & Hunting Equipment

     1,550    Spar Finland                                                67,346
              Grocery/Convenience Stores
--------------------------------------------------------------------------------
                                                                      10,516,449

--------------------------------------------------------------------------------
              Norway--0.3%

   149,800    P4 Radio Hele Norge                                        462,042
              Commercial Radio Station

     7,490    Electric Farm (b)                                            1,970
              Internet Services
--------------------------------------------------------------------------------
                                                                         464,012

--------------------------------------------------------------------------------
              Sweden--6.6%

   125,000    Elanders                                                 2,344,000
              Printer

   230,800    Semcon                                                   1,907,720
              Technical Consulting

   125,000    Caran                                                    1,542,105
              Engineering Consulting

   300,000    Micronic Laser Systems (b)                               1,406,400
              Electronics Production Equipment

   175,000    Mandator                                                 1,370,931
              Computer Services/Consulting

   350,000    Gylling Optima Class Q (b)                                 410,200

   325,000    Gylling Optima Class B (b)                                 400,947
              Batteries
--------------------------------------------------------------------------------
                                                                       9,382,303

--------------------------------------------------------------------------------
              France--2.7%

    15,000    Fininfo                                                  2,658,336
              Financial Data Feeds

    14,919    Cie des Signaux                                          1,094,985
              Computer Services/Telecom Equipment
--------------------------------------------------------------------------------
                                                                       3,753,321

--------------------------------------------------------------------------------
              United Kingdom--20.2%

   350,000    Seton Scholl Healthcare Group                            4,877,011
              Pharmaceuticals

   400,000    Parity                                                   3,810,100
              IT Staffing & Services

    60,000    NTL (b)                                                  3,386,250
              Voice, Video & Data Services

See accompanying notes to financial statements.

                                       Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap       Statement of Investments  December 31, 1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares

              United Kingdom--cont.
--------------------------------------------------------------------------------
 1,000,000    Workplace Technologies                                  $3,277,685
              Network Integration

   600,000    Informa Group                                            2,840,105
              Trade Journals & Conferences

 2,000,000    Electronics Boutique                                     2,687,036
              Videogame/Computer Software Stores

 1,500,000    Taylor Nelson                                            1,896,731
              Market Research

   500,000    Hogg Robinson                                            1,717,875
              Corporate Travel Management

    58,600    Euro Money Publications                                  1,364,981
              Financial Publications

   400,000    Oriflame International                                   1,141,366
              Cosmetics Sold Door-to-Door

    50,600    Vosper Thornycroft                                         646,986
              Naval Shipbuilding

   129,000    Edinburgh Fund Managers                                    531,210
              Investment Management

   350,000    Dialog (b)                                                 337,751
              Online Business Information
--------------------------------------------------------------------------------
                                                                      28,515,087

--------------------------------------------------------------------------------
              Spain/Portugal--6.3%

   100,000    Mapfre Vida                                              3,768,645
              Life Insurance/Mutual Funds

   250,000    Prosegur                                                 2,919,991
              Security Guards

   100,000    Filmes Lusomundo (b)                                     1,254,012
              Newspapers, Radio, Video,
              Film Distribution (Portugal)

    18,200    Jeronimo Martins                                           995,642
              Hypermarkets/Supermarkets (Portugal)
--------------------------------------------------------------------------------
                                                                       8,938,290

--------------------------------------------------------------------------------
              Switzerland--4.7%

     4,000    Phoenix Mecano                                           2,402,621
              Electrical Components

     1,500    Pargesa                                                  2,369,860
              Industrial & Media Conglomerate

     3,000    Affichage                                                1,170,731
              Billboard Advertising

     2,600    Hiestand                                                   681,470
              Bakery
--------------------------------------------------------------------------------
                                                                       6,624,682

--------------------------------------------------------------------------------
              Italy/Greece--7.6%

   600,000    Autogrill                                                4,832,190
              Tollway Restaurants

   150,000    Banca Pop Commercia e Industria                          3,015,570
              Regional Bank

   150,000    Athens Medical Center                                    2,943,224
              Hospitals (Greece)
--------------------------------------------------------------------------------
                                                                      10,790,984

--------------------------------------------------------------------------------
              Europe--Total                                           93,301,821


              Asia--19.6%
--------------------------------------------------------------------------------
              Hong Kong--2.9%

 1,640,000    Li and Fung                                              3,397,570
              Sourcing of Consumer Goods

   950,000    Dickson Concepts                                           735,740
              Luxury Goods Retailer
--------------------------------------------------------------------------------
                                                                       4,133,310

See accompanying notes to financial statements.

                                       Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap        Statement of Investments December 31,1998

--------------------------------------------------------------------------------
Number of                                                                  Value
Shares

              Japan--6.8%

    90,000    NuSkin Enterprises (b)                                  $2,126,250
              Cosmetics Sold Door-to-Door

    60,000    Enix Corporation                                         1,962,765
              Game Software Developer

    13,800    Ryohin Keikaku                                           1,841,223
              Specialty Consumer Goods Retailer

    75,000    Kawasumi Labs                                            1,476,065
              Medical Supplies

    75,700    Shinki                                                     932,830
              Loans to Consumers and Small Businesses

    16,000    Nichii Gakkan                                              666,666
              Hospital Administrative Services

    12,500    Hokuto                                                     304,742
              Mushroom Grower

    49,500    Tecmo                                                      302,792
              Game Software Developer
--------------------------------------------------------------------------------
                                                                       9,613,333

--------------------------------------------------------------------------------
              Malaysia--0.2%

   388,000    Computer Systems Advisor                                   270,100
              Systems Integration & Software Services

--------------------------------------------------------------------------------
              Singapore--9.7%

 1,037,000    Venture Manufacturing                                    3,959,454
              Electronic Manufacturing Services

 1,700,400    Star Cruises (b)                                         3,587,844
              Cruise Line

 8,000,000    Omni Industries                                          2,569,696
              Electronic Manufacturing Services

   800,000    Datacraft Asia                                           1,416,000
              Network Systems Integration

 4,233,000    Datapulse Technology (b)                                 1,192,936
              CD-ROM Replication

   350,000    Natsteel Electronics                                       890,909
              Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                      13,616,839

--------------------------------------------------------------------------------
              Asia--Total                                             27,633,582


              Latin America--4.3%
--------------------------------------------------------------------------------
              Mexico--3.2%

   800,000    Grupo Continental                                        1,937,310
              Coca-Cola Bottler

   641,000    Corp Interamericana                                      1,749,950
              de Entretenimiento (b)
              Special Events & Live Entertainment

 1,240,000    Nadro, Series L                                            789,888
              Pharmaceutical Distribution
--------------------------------------------------------------------------------
                                                                       4,477,148

--------------------------------------------------------------------------------
              Brazil--1.1%

   150,000    Elevadores Atlas                                         1,613,837
              Elevator Services

--------------------------------------------------------------------------------
              Latin America--Total                                     6,090,985

              Other Countries--6.7%
--------------------------------------------------------------------------------
              Australia--1.6%

 1,128,352    Tyndall Australia                                        1,730,329
              Money Management & Insurance

   362,965    Anaconda Nickel (b)                                        556,606
              Nickel Mining
--------------------------------------------------------------------------------
                                                                       2,286,935

See accompanying notes to financial statements.

                                       Wanger Advisors Trust--1998 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap        Statement of Investments  December 31,1998



Number of                                                                  Value
Shares or
Principal
Amount

--------------------------------------------------------------------------------
              Canada--3.9%

   270,000    LGS Group (b)                                           $2,021,485
              Computer Systems Integration

   100,000    MDSI Mobil Data Solutions (b)                            1,787,500
              Wireless Software

   122,900    Shaw Industries                                          1,000,165
              Oil Field Services

    50,000    Architel Systems (b)                                       651,041
              Software for Telecommunications
--------------------------------------------------------------------------------
                                                                       5,460,191

--------------------------------------------------------------------------------
              Israel--0.6%

    30,000    Galileo Technology (b)                                     810,000
              Semiconductors

--------------------------------------------------------------------------------
              South Africa--0.6%

   552,700    Energy Africa (b)                                          845,566
              Oil & Gas Producer

--------------------------------------------------------------------------------
              Other--Total                                             9,402,692


Total Common Stocks--96.6%                                           136,429,080
--------------------------------------------------------------------------------
              (Cost:  $109,875,402)


Short-Term Obligation--3.3%                                            4,723,000
--------------------------------------------------------------------------------

$4,723,000    State Street Bank Repurchase Agreement
              3.25% 01/04/99; 12/31/98 Agreement
              Collateralized by U.S. Treasury Notes
              (Cost:  $4,723,000)

Total Investments--99.9%                                             141,152,080
--------------------------------------------------------------------------------
              (Cost:  $ 114,598,402)

Cash and Other Assets Less Liabilities--0.1%                             101,229
--------------------------------------------------------------------------------

Total Net Assets--100%                                              $141,253,309
================================================================================

     Notes to Statement of Investments:


(a) At December 31, 1998, for federal income tax purposes cost of investments was $114,696,573 and net unrealized appreciation was $26,455,507 consisting of gross unrealized appreciation of $37,317,390 and gross unrealized depreciation of $10,861,883.

(b)  Non-income producing security.

See accompanying notes to financial statements.

                                     Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap       Portfolio Diversification December 31, 1998

At December 31, 1998 the Fund's portfolio of investments as a percentage of net assets was diversified as follows:

                                                 Value    Percent
-----------------------------------------------------------------
Information
Computer Services                         $ 19,821,559      14.0%
Publishing                                   9,139,634       6.5
Contract Manufacturing                       8,612,997       6.1
Business Information &
  Marketing Services                         4,892,818       3.5
Business Software                            4,528,832       3.2
CATV                                         3,386,250       2.4
Semiconductors & Related Equipment           2,216,400       1.6
Gaming Equipment                             1,962,766       1.4
Domestic Consumer Software                   1,787,500       1.3
Advertising                                  1,170,732       0.8
Radio                                          464,008       0.3
-----------------------------------------------------------------
                                            57,983,496      41.1

-----------------------------------------------------------------
Health Care
Hospital Management                          6,321,587       4.5
Pharmaceuticals                              4,877,012       3.5
Hospital/Laboratory Supplies                 1,476,064       1.0
Health Care Services                           666,667       0.5
-----------------------------------------------------------------
                                            13,341,330       9.5

-----------------------------------------------------------------
Consumer Goods/Services
Retail                                       6,259,642       4.4
Travel                                       5,305,717       3.8
Restaurants                                  4,832,189       3.4
Nondurables                                  3,267,616       2.3
Beverages                                    1,937,310       1.4
Furniture/Textile                            1,602,640       1.2
Food                                           986,214       0.7
Consumer Goods Distribution                    857,235       0.6
Leisure Products                               608,287       0.4
International Consumer Software                302,793       0.2
Other Durable Goods                          3,860,330       2.7
Other Entertainment                          1,749,949       1.2
-----------------------------------------------------------------
                                            31,569,922      22.3

-----------------------------------------------------------------
Finance
Insurance                                    3,768,642       2.6
Banks                                        3,015,570       2.1
Closed-End Funds                             2,369,858       1.7
Brokerage                                    2,339,852       1.7
Money Management                             2,261,537       1.6
Finance Companies                              932,828       0.7
-----------------------------------------------------------------
                                            14,688,287      10.4

-----------------------------------------------------------------
Industrial Goods/Services
Outsourcing and Training Services           10,150,924       7.2
Electrical Components                        4,031,961       2.8
Other Industrial Services                    1,613,838       1.1
Machinery                                      646,985       0.5
-----------------------------------------------------------------
                                            16,443,708      11.6

-----------------------------------------------------------------
Energy/Minerals
Oil Services                                 1,000,163       0.7
Oil/Gas Producers                              845,567       0.6
Non-Ferrous Metals                             556,607       0.4
-----------------------------------------------------------------
                                             2,402,337       1.7

-----------------------------------------------------------------
Total Common Stocks                        136,429,080      96.6

Short-Term Obligations                       4,723,000       3.3
-----------------------------------------------------------------

Cash and Other Assets Less Liabilities         101,229       0.1
-----------------------------------------------------------------

Net Assets                                $141,253,309     100.0%
-----------------------------------------------------------------

See accompanying notes to financial statements.



                                                       Wanger Advisors Trust 1998 Annual Report
--------------------------------------------------------------------------------------------------------------------
Statements of Assets and Liabilities                   December 31, 1998


                                                                                  Wanger U.S.   Wanger International
                                                                                    Small Cap              Small Cap
---------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost: Wanger U.S. Small Cap $291,173,961;                 $341,278,819            $141,152,080

     Wanger International Small Cap $114,598,402)

Cash                                                                                      900                      --
Organization costs                                                                     26,688                  26,688
Receivable for:
     Securities sold                                                                  128,796                 320,926
     Fund shares sold                                                                 455,068                  18,010
     Dividends and interest                                                            78,895                 158,549
     Other assets                                                                       3,366                   2,275
---------------------------------------------------------------------------------------------------------------------
     Total assets                                                                 341,972,532             141,678,528



Liabilities and Net Assets
Cash Overdraft                                                                             --                  19,998
Payable for:
     Securities purchased                                                           2,644,341                 255,760
     Fund shares redeemed                                                             142,326                  53,377
     Amount owed to advisor                                                            27,098                  26,732
     Other                                                                             39,886                  69,352
---------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                              2,853,651                 425,219
---------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                                 $339,118,881            $141,253,309
---------------------------------------------------------------------------------------------------------------------
Fund shares outstanding                                                            15,290,823               7,197,954
---------------------------------------------------------------------------------------------------------------------
Pricing of Shares
Net asset value, offering price and redemption price per share                         $22.18                  $19.62
---------------------------------------------------------------------------------------------------------------------
Analysis of Net Assets
Paid-in capital                                                                  $258,403,736            $119,664,782
Undistributed net realized gain (loss) on sales of investments                     30,610,287              (7,277,677)
Net unrealized appreciation of investments and foreign currency transactions


    (net of unrealized PFIC gains of $83,762 for Wanger International Small Cap)   50,104,858              26,470,102

Undistributed net investment income                                                        --               2,396,102
---------------------------------------------------------------------------------------------------------------------
Net assets applicable to Fund shares outstanding                                 $339,118,881            $141,253,309
---------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

                                       Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Statements of Operations               For the Year Ended December 31, 1998

                                                                                   Wanger U.S.           Wanger International
                                                                                     Small Cap                      Small Cap
-----------------------------------------------------------------------------------------------------------------------------

Investment Income:
Dividends (net of foreign taxes of $220,936 for Wanger International Small Cap)    $ 1,186,818                   $  1,946,183
Interest                                                                             1,201,904                        408,617
-----------------------------------------------------------------------------------------------------------------------------
     Total investment income                                                         2,388,722                      2,354,800

-----------------------------------------------------------------------------------------------------------------------------
Expenses:
Investment advisory                                                                   2,972,442                     1,751,136
Custodian                                                                                42,548                       233,512
Legal and audit                                                                          44,236                        42,701
Reports to shareholders                                                                  35,986                        36,902
Amortization of organization costs                                                       19,976                        19,976
Transfer agent                                                                           22,675                        19,500
Trustees                                                                                 20,787                        20,787
Insurance                                                                                 3,067                         2,450
Other                                                                                    16,257                         8,483
-----------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                                   3,177,974                     2,135,447
     Less custodian fees paid indirectly                                                 (5,829)                         (785)
-----------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                                     3,172,145                     2,134,662
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                           (783,423)                      220,138
Net realized and unrealized gain (loss) on investments:
     Net realized gain (loss) on sales of investments                                31,406,965                    (2,995,916)
     Net change in unrealized appreciation of investments                            (6,414,368)                   21,548,547
-----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                      24,992,597                    18,552,631
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $ 24,209,174                  $ 18,772,769
-----------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

                   Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Statements of Changes in Net Assets


                                                --------------------------------------    --------------------------------------
                                                Wanger U.S. Small Cap                     Wanger International Small Cap

                                                       Year ended           Year ended           Year ended           Year ended
                                                December 31, 1998    December 31, 1997    December 31, 1998    December 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
From operations:
Net investment income (loss)                         $   (783,423)        $   (206,969)        $    220,138         $    148,271
Net realized gain (loss) on sales of investments       31,406,965           15,616,554           (2,995,916)            (616,933)
Net change in unrealized appreciation                  (6,414,368)          37,057,494           21,548,547           (2,999,052)
--------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets
     resulting from operations                         24,209,174           52,467,079           18,772,769           (3,467,714)
Distributions to shareholders from:
Net investment income                                          --                   --           (1,532,876)                  --
Net realized gain                                     (15,422,770)          (3,530,225)                  --           (2,453,253)
--------------------------------------------------------------------------------------------------------------------------------
     Total distributions to shareholders              (15,422,770)          (3,530,225)          (1,532,876)          (2,453,253)

From Fund share transactions:
Reinvestment of dividends and capital
     gain distributions                                15,407,847            3,530,225            1,530,069            2,453,253
Proceeds from other shares sold                        94,608,919          109,491,784           26,836,486           54,111,870
--------------------------------------------------------------------------------------------------------------------------------
                                                      110,016,766          113,022,009           28,366,555           56,565,123
Payments for shares redeemed                          (50,550,116)         (20,050,947)         (25,013,297)         (14,839,080)
--------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets from
     Fund share transactions                           59,466,650           92,971,062            3,353,258           41,726,043
--------------------------------------------------------------------------------------------------------------------------------
Total increase in net assets                           68,253,054          141,907,916           20,593,151           35,805,076
--------------------------------------------------------------------------------------------------------------------------------
Net assets:
Beginning of period                                   270,865,827          128,957,911          120,660,158           84,855,082
--------------------------------------------------------------------------------------------------------------------------------
End of period (a)                                    $339,118,881         $270,865,827         $141,253,309         $120,660,158
--------------------------------------------------------------------------------------------------------------------------------

(a) Includes accumulated net investment income of $2,396,211 and $1,532,855 for Wanger International Small Cap at December 31, 1998 and 1997, respectively.



See accompanying notes to financial statements.

                   Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Wanger U.S. Small Cap                  Financial Highlights


                                                        Year ended           Year ended           Year ended   May 3, 1995 through
                                                 December 31, 1998    December 31, 1997    December 31, 1996      December 31,1995

----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                  $      21.46         $      16.97         $      11.60           $     10.00

Income From Investment Operations
   Net investment loss (c)                                    (.05)                (.02)                (.06)                 (.05)
   Net realized and unrealized gain on investments            1.93                 4.90                 5.46                  1.65
----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                           1.88                 4.88                 5.40                  1.60

Less Distributions
   Dividends from net investment income                         --                   --                   --                    --
   Distributions from net realized gain                      (1.16)                (.39)                (.03)                   --
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                       (1.16)                (.39)                (.03)                   --

Net Asset Value, end of period                        $      22.18         $      21.46         $      16.97           $     11.60
----------------------------------------------------------------------------------------------------------------------------------

Total Return                                                  8.68%               29.41%               46.59%                16.00%

Ratios/Supplemental Data
Ratio of expenses to average net assets (a) (b)               1.02%                1.06%                1.21%                 2.08%
Ratio of net investment loss to average net assets (b)        (.25%)               (.10%)               (.41%)               (1.44%)
Portfolio turnover rate                                         34%                  34%                  46%                   59%
Net assets at end of period                           $339,118,881         $270,865,827         $128,957,911           $21,903,536


----------------------------------------------------------------------------------------------------------------------------------

     *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.04% for the year ended December 31, 1997, 1.19% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995 would have been 2.35% and (1.71%), respectively.

(c) Net investment loss per share for the years ended December 31, 1998, 1997 and 1996 was based upon the average shares outstanding during the period.


See accompanying notes to financial statements.

                                 Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Wanger International Small Cap   Financial Highlights


                                                           Year ended          Year ended          Year ended   May 3, 1995 through
                                                    December 31, 1998   December 31, 1997   December 31, 1996     December 31, 1995
====================================================================================================================================
Net Asset Value, beginning of period                           $17.05              $17.71              $13.45              $10.00

Income From Investment Operations
   Net investment income (loss)(c)                                .03                 .02                (.09)               (.03)
   Net realized and unrealized gain on investments               2.76                (.26)              (4.38)              (3.48)
------------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                              2.79                (.24)               4.29                3.45

Less Distributions
Dividends from net investment income                             (.22)                 --                  --                  --
 Distributions from net realized gain and unrealized
 gain reportable for federal income taxes                          --                (.42)               (.03)                 --
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                           (.22)               (.42)               (.03)                 --

Net Asset Value, end of period                                 $19.62              $17.05              $17.71              $13.45
------------------------------------------------------------------------------------------------------------------------------------

Total Return                                                    16.33%              (1.46%)             32.01%              34.50%

Ratios/Supplemental Data Ratio of expenses to
 average net assets (a)(b)                                       1.55%               1.60%               1.79%               2.32%*
Ratio of net investment income (loss)
 to average net assets (b)                                        .16%                .12%               (.56%)              (.81%)*
Portfolio turnover rate                                            56%                 60%                 50%                 14%*
Net assets at end of period                               141,253,309         120,660,158          84,855,082          11,368,924
------------------------------------------------------------------------------------------------------------------------------------

    *Annualized

(a) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custodian fees for cash balances it maintains with the custodian ("custodian fees paid indirectly"). This ratio net of custodian fees paid indirectly would have been 1.59% for the year ended December 31, 1997, 1.75% for the year ended December 31, 1996 and 2.00% for the period ended December 31, 1995.

(b) The fund was reimbursed by the Advisor for certain expenses from May 3, 1995 through December 31, 1995. Without the reimbursement, the ratio of expenses (prior to custodian fees paid indirectly) to average net assets and the ratio of net investment income to average net assets for the period ended December 31, 1995 would have been 4.20% and (2.69%), respectively.

(c) Net investment income (loss) per share for the years ended December 31, 1998, 1997 and 1996 was based upon the average shares outstanding during the period.

See accompanying notes to financial statements.

                              Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Notes to Financial Statements


1. Nature of Operations

Wanger U.S. Small Cap and Wanger International Small Cap ("the Funds") are series of Wanger Advisors Trust ("the Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2. Significant Accounting Policies

Security valuation

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the mean of the latest bid and ask quotation or, if there is no ask quotation, at the most recent bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

Use of estimates

The preparation of financial statements in conformity with generally accepted counting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custodian fees

Custodian fees are reduced based on each Fund's cash balances maintained with the custodian. This presentation does not affect the determination of Fund shares outstanding.

Federal income taxes, dividends and distributions to shareholders

The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all of their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes.

  Wanger International Small Cap has elected to mark-to-market its investments in Passive Foreign Investment Companies ("PFICS") for income tax purposes. In accordance with this election, the Fund recognized unrealized appreciation on PFICs of $83,762 for the year ended December 31, 1998. Cumulative net unrealized appreciation recognized in prior years on PFICs sold in 1998 amounted to $1,391,583.

  Wanger International Small Cap intends to utilize provisions of the federal income tax law that allows it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against future realized gains. At December 31, 1998, the Fund had a capital loss carryforward of $7,263,202 of which $382,694 will expire December 31, 2005 and $6,880,508 will expire December 31, 2006.

  Dividends and distributions payable to each Fund's shareholders are recorded by the Fund on the ex-dividend date.

  Reclassifications have been made in 1998 for Wanger U.S. Small Cap in the accompanying analysis of net assets from undistributed net investment income to net realized gain on the sale of investments of $783,423 to reflect differences between financial reporting and income tax basis and had no impact on net asset value. Reclassifications have also been made in 1998 for Wanger International Small Cap from accumulated net realized gain on sale of investments to undistributed net investment income of $2,092,223 to reflect differences between financial reporting and income tax basis.

                                       Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Notes to Financial Statements



3.  Transaction with Affiliates

The Fund's investment advisor, Wanger Asset Management, L.P., ("WAM") furnishes continuing investment supervision to the Fund and is responsible for overall management of the Fund's business affairs. Each Fund pays WAM a monthly advisory fee based upon average daily net assets at the following rates:

                               Wanger U.S.   Wanger International
                                Small Cap          Small Cap
------------------------------------------------------------------
Average Daily Net Assets:
 For the first $100 million       1.00%             1.30%
 Next $150 million                 .95%             1.20%
 In excess of $250 million         .90%             1.10%
------------------------------------------------------------------

  The investment advisory agreement also provides that WAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed 1.50% for Wanger U.S. Small Cap and 1.90% for Wanger International Small Cap, of average net assets. WAM was not required to reimburse the Funds under these agreements for the year ended December 31, 1998.

  Certain officers and trustees of the Trust are also principals of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with WAM. Wanger U.S. Small Cap and Wanger International Small Cap each incurred trustees' fees and expenses of $20,787 for the year ended December 31, 1998 to trustees not affiliated with WAM.

  WAM advanced $100,000 in connection with the organization and initial registration of the Fund. These costs are being amortized and reimbursed to WAM over the period May, 1995 through April, 2000.

  WAM Brokerage Services, L.L.C., a wholly-owned subsidiary of WAM, is the distributor of each Fund's shares and receives no compensation for its services.

4.  Borrowing Arrangements
The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility.

5.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

                                          ------------------------------------------   --------------------------------------
                                          Wanger U.S.Small Cap                         Wanger International Small Cap

                                                      Year ended          Year ended          Year ended           Year ended
                                               December 31, 1998   December 31, 1997   December 31, 1998    December 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
Shares sold                                            4,370,518           5,806,192           1,389,310            2,963,636
Shares issued in reinvestment of dividend and
capital gain distributions                               686,318             210,886              76,657              136,747
-----------------------------------------------------------------------------------------------------------------------------
                                                       5,056,836           6,017,078           1,465,967            3,100,383
Less shares redeemed                                   2,389,858             991,354           1,346,776              812,741
-----------------------------------------------------------------------------------------------------------------------------
Net increase in shares outstanding                     2,666,978           5,025,724             119,191            2,287,642
=============================================================================================================================


6.    Investment Transactions

The aggregate costs of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 1998 were:

                            Wanger U.S.   Wanger International
                              Small Cap              Small Cap

Purchases                  $139,040,448            $80,409,567
Sales                        97,581,546             71,890,345
------------------------------------------------------------------------

Wanger Advisors Trust  1998 Annual Report
--------------------------------------------------------------------------------
Report of Independent Auditors


To the Board of Trustees and Shareholders of Wanger Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the schedule of investments of Wanger U.S. Small Cap and the Wanger International Small Cap portfolios, comprising the Wanger Advisors Trust, as of December 31, 1998, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Wanger Advisors Trust as of December 31, 1998, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Chicago, Illinois
February 12, 1999